EX-10.33

                           STANDARD FORM OFFICE LEASE

This Lease dated September 1, 1995 ("Lease"), is entered into by and between SUPERIOR INVESTMENT COMPANY, L.P. a California limited partnership ("Landlord"), and INFINITE GRAPHICS INCORPORATED, a Minnesota corporation ("Tenant").



                                   ARTICLE I.

                             BASIC LEASE PROVISIONS

         Each reference in this Lease to the "Basic Lease Provisions" shall mean and refer to the following terms, the application of which shall be governed by the provisions in the remaining Articles of this Lease:

1.       Address of Landlord:       c/o Western States Technologies, Inc.
                                    18101 Von Karman Avenue, Suite 350
                                    Irvine, CA   92715

2.       Premises Address:          17332 Von Karman Avenue, Suite 145
                                    Irvine, CA   92714

3.       Address of Tenant:

                  (a) Notices:      4621 East Lake Street
                                    Minneapolis, MN  55406

                  (b) Billing:      4621 East Lake Street
                                    Minneapolis, MN  55406

4.       Tenant's Trade Name:       Infinite Graphics

5.       Tenant's Contact:          Cliff Stritch  Telephone:  (612) 728-1323

6.       Premises Square Footage:   Approximately 3,418 Square Feet

         Building Square Footage:   Approximately 31,024 Square Feet

7.       Commencement Date:         September 1, 1995

8.       Term:                      Thirty-Six (36) months

9.       Initial Monthly Rent:      $2,700.00/month
                                    (subject to adjustment per EXHIBIT E)

10.      Security Deposit:          $2,700.00

11. Permitted Uses: Photographic, phototooling and computer design, software development, sales and support, and related office uses, all subject to and in strict compliance with Applicable Laws and Restrictions (as hereafter defined) and pursuant to approvals, licenses and permits to be obtained by Tenant from all relevant City, County and other required governmental agencies and authorities.

12.      Brokers:                   None

13.      Landlord's Architect:      LPA Associates

14.      Guarantor:                 None

15.      Vehicle Parking Spaces:    Fourteen (14)

16.      Additional Insureds:       Western Fidelity Investment  Corporation;
                                    Western States Technologies,
Inc.

17.      Tenant's Liability Insurance Limits:  $1,000,000.00

Exhibits:

         A  Description of Premises              G  Rules and Regulations
         B  Project Site Plan                    H  Environmental Questionnaire
         C  Limited Refurbishment of Premises    I  Landlord's Disclosures
         D  [INTENTIONALLY OMITTED]              J  Sign Criteria
         E  Adjustments to Monthly Rent          K  Insurance Certificate
         F  [INTENTIONALLY OMITTED]



                                   ARTICLE II

                                   DEFINITIONS

         2.1. CERTAIN DEFINITIONS. The capitalized terms set forth below, unless the context clearly requires otherwise, shall have the following meanings in this Lease:

         "ADDITIONAL RENT" means any and all sums (whether or not specifically called "Additional Rent" in this Lease) other than Monthly Rent which Tenant is or becomes obligated to pay to Landlord under this Lease. See also Rent.

         "ALTERATIONS" means any alterations, decorations, modifications, additions or improvements made in, on, about, under or contiguous to the Building or the Premises after the Commencement Date, including, but not limited to, lighting, HVAC and electrical fixtures, pipes and conduits, transfer, storage and disposal facilities, partitions, drapery, wall coverings, shelves, cabinetwork, carpeting and other floor coverings, ceiling tiles, fixtures and carpentry installations.

         "APPLICABLE LAWS" means the laws, rules, regulations, ordinances, restrictions, and practices described in Section 5.2.

         "APPLICABLE RATE" means the greater of ten percent (10%) per annum or five percent (5%) in excess of the discount rate of the Federal Reserve Bank of San Francisco in effect on the twenty-fifth (25th) day of the calendar month immediately prior to the event giving rise to the Applicable Rate imposition; provided, however, the Applicable Rate shall in no event exceed the maximum interest rate permitted to be charged by applicable law.

         "BROKER" means the person or entity identified in Item 12 of the Basic Lease Provisions.

         "BUILDING" means that certain building within which the Premises are located.

         "CASUALTY" is defined in Section 12.1.

         "CITY" means the city in which the Premises are located.

         "COMMENCEMENT DATE" means the commencement date of the Term, described in Section 3.2.

         "COMMON AREA" means all areas and facilities within the Project exclusive of the Premises and other portions of the Project leased (or to be leased) exclusively to other tenants. The Common Area includes, but is not limited to, public corridors, parking areas, access and perimeter roads, sidewalks, landscaped areas and similar areas and facilities. Tenant's use of the Common Area, and its rights and obligations with respect thereto, are more particularly described in Article X.

         "COUNTY" means the county in which the Premises are located.

         "EVENT OF DEFAULT" means the Tenant defaults described in Section 15.1.

         "GUARANTOR" means the person(s) or entity identified in Item 14 of the Basic Lease Provisions, if any.

         "HVAC" means the heating, ventilating and air conditioning system serving the Building.

         "HAZARDOUS MATERIALS" is defined in Section 6.1.

         "LANDLORD'S AGENTS" means Landlord's authorized agents, representatives, property managers (whether as agents or independent contractors), consultants, contractors, partners, subsidiaries, affiliates, directors, officers and employees, including without limitation the Additional Insureds named in Item 16 of the Basic Lease Provisions.

         "LANDLORD'S ARCHITECT" means the architect or architectural firm from time to time designated by Landlord to perform the function of Landlord's Architect set forth in this Lease. Landlord's Architect initially shall be the architect or architectural firm designated in Item 13 of the Basic Lease Provisions.

         "LEASE" means this instrument together with all exhibits, amendments, addenda and riders attached hereto and made a part hereof.

         "MONTHLY RENT" means the monthly rental which Tenant is to pay to Landlord pursuant to Section 4.1, as the same may be adjusted from time to time as set forth in this Lease. See also Rent.

         "MORTGAGE" means any mortgage, deed of trust, or similar lien on or covering the Project or any part thereof.

         "MORTGAGEE" means any mortgagee of a mortgage, beneficiary of a deed of trust or lender having a lien on or covering the Project or any part thereof.

         "NOTICE" means each and every notice, communication, request, demand, reply or advice, or duplicate thereof, in this Lease provided or permitted to be given, made or accepted by either party to any other party, which shall be in writing and given in accordance with the provisions of Section 21.6.

         ["OPERATING EXPENSES" means, collectively, Project Costs and Real Property Taxes.] [DELETED]

         ["OPERATING EXPENSE BASE" means the allowance for Operating Expenses that Landlord will credit to Tenant's Share of Operating Expenses under Article VII, which allowance amount is set forth under Item 19 of the Basic Lease Provisions.] [DELETED]

         ["PLANS" means the final working drawings for the construction of the Tenant Improvements to be prepared and approved as set forth in the Work Letter.] [DELETED]

         "PREMISES" means the premises shown in EXHIBIT A, and all areas appurtenant thereto, if any, for the exclusive use of Tenant, as shown in EXHIBIT A. The Premises are located within and constitute a portion of the Building at the address set forth in Item 2 of the Basic Lease Provisions.

         "PREMISES SQUARE FOOTAGE" means (a) the entire area included within the Premises, being the area bounded by the inside surface of any exterior glass walls (or the inside surface of the permanent exterior wall where there is no glass) of the Building bounding the Premises, the inside surface of the exterior of all walls separating the Premises from any public corridors or such other public areas on such floor, and the centerline of all walls separating the Premises from other areas leased or to be leased to other tenants on such floor; and (b) an amount equal to Tenant's Share of the lobby areas, stairwells, corridors, mechanical rooms, janitorial rooms, electrical rooms and telephone closets in the Building. The Premises Square Footage as of the execution of this Lease is set forth in Item 6 of the Basic Lease Provisions.

         "PROJECT" means that certain real property, and all improvements thereon, including the Building and other buildings, if any, located within the boundaries of such property, shown on the Project Site Plan.

         ["PROJECT COSTS" is defined in Section 7.3.] [DELETED]

         "PROJECT SITE PLAN" means EXHIBIT B.

         ["REAL PROPERTY TAXES" is defined in Section 7.4.] [DELETED]

         "RENT" means Monthly Rent and Additional Rent, collectively.

         "RESTRICTIONS" means, collectively, all covenants, conditions, restrictions and other private or public agreements affecting the Premises or any portion thereof, now or in the future, and as the same may be amended from time to time.

         "RULES AND REGULATIONS" means the rules and regulations attached hereto as EXHIBIT G and any modifications thereto promulgated by Landlord or Landlord's Agents from time to time.

         "SECURITY DEPOSIT" means the amount set forth in Item 10 of the Basic Lease Provisions, which shall be paid to Landlord by Tenant pursuant to Section 4.6.

         "SUBSTANTIAL COMPLETION" and "SUBSTANTIALLY COMPLETED" means the Tenant Improvements, or repair of the Premises following a Casualty, have been fully completed except for minor details of construction, mechanical adjustments or decoration which do not materially interfere with Tenant's use and enjoyment of the Premises (items normally referred to as "punch list" items).

         "TENANT DELAYS" means (i) any and all delays arising out of the acts or omissions of Tenant or Tenant's Agents, [including without limitation delays in the construction of the Tenant Improvements due to the fault of the Tenant or Tenant's Agents,] [DELETED] and (ii) Tenant's failure to deliver to Landlord prior to the Commencement Date, executed copies of policies of insurance or certificates thereof as required under Section 11.8.

         ["TENANT IMPROVEMENTS" means those certain improvements, if any, to be constructed on the Premises as provided in Article XX and in the Work Letter.] [DELETED]

         "TENANT'S AGENTS" means Tenant's agents, representatives, consultants, contractors, affiliates, subsidiaries, officers, directors, employees, subtenants, guests and invitees.

         "TENANT'S PERSONAL PROPERTY" means Tenant's removable trade fixtures, furniture, equipment and other personal property located in or on the Premises, [and shall specifically include film processor, humidity units, process sinks (other than attached sinks suitable for domestic use), Liebert air conditioning system (to the extent wholely within the Premises and not mounted outside or on the roof of the Building), and circular doors (but not any other types of doors).] [ADDED]

         "TERM" means the term of this Lease, as provided in Section 3.2.

         "UNAVOIDABLE DELAY" means any delays which are beyond a party's reasonable control, including, but not limited to, delays due to inclement weather, strikes, acts of God, inability to obtain labor or materials, inability to secure governmental approvals or permits, governmental restrictions, civil commotion, fire, earthquake, explosion, flood, hurricane, the elements, or the public enemy, action or interference of governmental authorities or agents, war, invasion, insurrection, rebellion, riots, lockouts or any other cause whether similar or dissimilar to the foregoing which is beyond a party's reasonable control; provided however, that in no event shall any of the foregoing ever apply with respect to the payment of any monetary obligation.

         ["WORK LETTER" means the work letter between Landlord and Tenant regarding the construction of the Tenant Improvements, if any, in the form of EXHIBIT C.] [DELETED]

         2.2. OTHER DEFINITIONS. Terms defined elsewhere in this Lease, unless the context clearly requires otherwise, shall have the meaning as there given.



                                   ARTICLE III

                                PREMISES AND TERM

         3.1. LEASE OF PREMISES. Subject to and upon the terms and conditions set forth herein, Landlord hereby leases the Premises to Tenant, and Tenant hereby leases the Premises from Landlord.

         3.2. TERM AND COMMENCEMENT. Unless sooner terminated as provided herein, the Term of this Lease shall be for that period of years and months set forth in Item 8 of the Basic Lease Provisions, as the same may be extended in accordance with any option or options to extend the Term granted herein, and shall commence on the Commencement Date set forth in item 7 of the Basic Lease Provisions.

         3.3. [EARLY ENTRY. Tenant and its authorized agents, contractors, subcontractors and employees shall be granted a license by Landlord to enter upon the Premises, at Tenant's sole risk and expense, during ordinary business hours prior to the Commencement Date, for the sole purpose of installing Tenant's trade fixtures and equipment in the Premises; provided, however, that
(i) the provisions of this Lease, other than with respect to the payment of Monthly Rent, shall apply during such early entry, including, but not limited to, the provisions of Article XI relating to Tenant's indemnification of Landlord, (ii) prior to any such entry, Tenant shall pay for and provide evidence of the insurance to be provided by Tenant pursuant to the provisions of
Article XI, (iii) Tenant shall pay all utility, service and maintenance charges for the Premises attributable to Tenant's early entry and use of the Premises as reasonably determined by Landlord, (iv) Tenant shall not unreasonably interfere, delay or hinder Landlord, its agents, contractors or subcontractors in the construction of the Tenant Improvements in accordance with the provisions of this Lease, and (v) Tenant shall not use the Premises for the storage of inventory or otherwise commence the operation of business during the period of such early entry. Upon Tenant's breach of any of the foregoing conditions, Landlord may, in addition to exercising any of its other rights and remedies set forth herein, revoke such license upon notice to Tenant.] [DELETED]

         3.4. [DELAY IN POSSESSION. If for any reason Landlord cannot deliver possession of the Premises to Tenant on or before the Commencement Date, Landlord shall not be subject to any liability therefor, and such failure shall not affect the validity of this Lease or the obligations of Tenant hereunder, but in such case, Tenant shall not be obligated to pay Monthly Rent or Additional Rent other than as provided in Section 3.3 and Section 3.5 until the Commencement Date has occurred. If the Commencement Date has not occurred within one hundred twenty (120) days from the date scheduled in Item 7 of the Basic Lease Provisions plus periods attributable to Tenant Delays or Unavoidable Delay, Tenant may, at its option, by Notice to Landlord within ten (10) days thereafter, terminate this Lease, in which event the parties shall be discharged from all further obligations hereunder; provided, however, if Tenant fails to give such notice to Landlord within such ten-day period, Tenant shall no longer have the right to terminate this Lease under this Section 3.4. Tenant understands that, notwithstanding anything to the contrary contained herein, Landlord shall have no obligation to deliver possession of the Premises to Tenant for so long as Tenant fails to deliver to Landlord executed copies of policies of insurance or certificates thereof as required under Section 11.8.] [DELETED] [Possession. Tenant acknowledges that Tenant has purchased the assets of the prior tenant of the Premises, which are currently located in the Premises. Landlord has no liability, obligation or responsibility for said assets. Landlord shall deliver possession of the Premises to Tenant upon Tenant's execution and delivery of this Lease and deposit with Landlord of the documents and funds required under Sections 4.1, 4.6, 6.3 and 11.8 of this Lease. [ADDED]

         3.5. TENANT DELAYS. The Commencement Date shall not be delayed or postponed due to Tenant Delays, and the Term, Tenant's obligations to pay Rent and all of Tenant's other obligations under this Lease shall commence upon the date which would have been the Commencement Date but for Tenant Delays.

         3.6. CONDITION OF PREMISES. [Landlord's sole construction obligations, if any, regarding Tenant Improvements for the Premises are set forth in Article XX and the Work Letter.] [DELETED] Other than Landlord's obligations with respect to [limited refurbishment set forth in Exhibit C] [ADDED] [the tenant improvements] [DELETED] Tenant acknowledges that Tenant is taking and accepting the Premises "as is", with all defects. The taking of possession or use of the Premises by Tenant [for any purpose other than as provided in Section 3.3] [DELETED] shall conclusively establish that Tenant has inspected the Premises and accepts them as being in good and sanitary order, condition and repair [(other than uncompleted Tenant Improvements in accordance with the Work Letter); provided, however, Tenant shall have a period of thirty (30) days after Landlord has substantially completed the Tenant Improvements in which to notify Landlord in writing of any construction deficiencies or defects in the Tenant Improvements only and of any uncompleted punch list items in the Tenant Improvements only, and, except as hereafter provided, Landlord will repair, replace or complete at its expense all items referenced in such notice within thirty (30) days after receipt of such notice, subject to Unavoidable Delay, or as soon thereafter as Landlord, acting in good faith, can repair, replace or complete the same. If Landlord reasonably contends that a particular item in such notice is not justified, the parties will refer the issue to Landlord's Architect for resolution. Landlord's Architect's determination shall be final and binding upon the parties. Nothing in this Section 3.6 shall limit or expand Landlord's maintenance and repair obligations set forth in Article IX.] [DELETED]

         3.7. NO REPRESENTATIONS. Tenant acknowledges that neither Landlord nor any of Landlord's Agents has made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business, including, but not limited to, any representations or warranties regarding zoning or other land use matters, or for any other purpose, and that neither Landlord nor any of Landlord's Agents has agreed to undertake any alterations or additions or construct any improvements to the Premises except as expressly provided in this Lease.



                                   ARTICLE IV

                              RENT AND ADJUSTMENTS


         4.1. MONTHLY RENT. From and after the Commencement Date, Tenant shall pay to the Landlord, for each calendar month of the Term, the Monthly Rent set forth in Item 9 of the Basic Lease Provisions, as the same may be adjusted from time to time as provided in Section 4.2. Monthly Rent shall be due and payable to Landlord in lawful money of the United States, in advance, on the first (1st) day of each calendar month of the Term, without abatement, deduction, claim or offset, and without prior notice, invoice or demand, at Landlord's address set forth in Item 1 of the Basic Lease Provisions or at such place as Landlord may from time to time designate. Tenant's payment of Monthly Rent for the first
(1st) month of the Term shall be delivered to Landlord concurrently with Tenant's execution of this Lease.

         4.2. ADJUSTMENTS. Monthly Rent shall be adjusted from time to time as provided in EXHIBIT E.


         4.3. ADDITIONAL RENT. All Additional Rent shall be due and payable to Landlord in lawful money of the United States, at Landlord's address set forth in Item 1 of the Basic Lease Provisions or at such other place as Landlord may from time to time designate, without abatement, deduction, claim or offset, within ten (10) days of receipt of Landlord's invoice or statement for same, or, if this Lease provides another time for the payment of certain items of Additional Rent, then at such other time.

         4.4. PRORATIONS. If the Commencement Date is not the first (1st) day of a month, or if the expiration of the Term of this Lease is not the last day of a month, a prorated installment of Monthly Rent based on a thirty (30) day month shall be paid for the fractional month during which the Term commences or terminates.

         4.5. LATE PAYMENT CHARGES. Tenant acknowledges that late payment by Tenant to Landlord of Rent under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which is extremely difficult or impracticable to determine. Such costs include, but are not limited to, processing and accounting charges, late charges that may be imposed on Landlord by the terms of any Mortgage, and late charges and penalties that may be imposed due to late payment of Real Property Taxes. Therefore, if any installment of Monthly Rent or any payment of Additional Rent due from Tenant is not received by Landlord in good funds by the [fifth (5th) ] [DELETED] [tenth (10th)] [ADDED] calendar day from the applicable due date, Tenant shall pay to Landlord an additional sum equal to ten percent (10%) of the amount overdue as a late charge for every month or portion thereof that such amount remains unpaid. The parties acknowledge that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of the late payment by Tenant. Acceptance of any late Rent and late charge therefor shall not prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other Event of Default under this Lease. Notwithstanding the foregoing (i) should any payment of Rent by personal check be rejected for insufficient funds, Landlord shall have the right, upon notice to Tenant, to require that all future payments by Tenant under this Lease be by cashier's check acceptable to Landlord, and (ii) upon the third (3rd) occurrence during the Term of Tenant's failure to timely pay Rent when due, Landlord may, upon notice to Tenant, require that Monthly Rent for the balance of the Term be made in quarterly installments, in advance, in an amount equal to the sum of the Monthly Rent amounts payable during such three (3) month period.

         4.6. SECURITY DEPOSIT. Tenant has deposited with Landlord the sum set forth in Item 10 of the Basic Lease Provisions as a Security Deposit for the full and faithful performance of every provision of this Lease to be performed by Tenant. Landlord may apply, in its sole discretion at any time during the Term of this Lease, all or any part of the Security Deposit to the payment of all prepaid expenses by Landlord for which Tenant would be required to reimburse Landlord under this Lease, including without limitation for [Tenant Improvements and] [DELETED] Broker commissions. Such application of the Security Deposit is not and shall never be dependent upon an Event of Default. Upon an Event of Default, and whether or not Landlord is informed of or has knowledge of the Event of Default, the Security Deposit (if not already applied as hereinabove provided) shall be deemed to be automatically applied, without waiver of any rights Landlord may have under this Lease or at law or in equity as a result of an Event of Default, to the payment of any Rent not paid when due, the repair of damage to the Premises or the payment of any other amount which Landlord may spend or become obligated to spend by reason of an Event of Default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of an Event of Default, to the full extent permitted by law. If any portion of the Security Deposit is so applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds. The unused portion of the Security Deposit, if any, shall be returned to Tenant within thirty (30) days of the expiration of this Lease or any termination of this Lease not resulting from an Event of Default, so long as Tenant has vacated the Premises in the manner required by this Lease and paid all sums required to be paid under this Lease, provided however that Landlord may retain the Security Deposit until such time as any amounts of Additional Rent due from Tenant have been determined and paid in full. Tenant hereby waives the provisions of Section 1950.7(c) of the California Civil Code and any present or future laws otherwise governing the return of the Security Deposit to Tenant to the extent of reasonably anticipated Additional Rent retained by Landlord pursuant to the previous sentence.



                                    ARTICLE V

                                       USE

         5.1. TENANT'S USE. Tenant shall use the Premises solely for the purposes set forth in Item 11 of the Basic Lease Provisions and shall use the Premises for no other purpose. Tenant's use of the Premises shall be subject to all of the terms and conditions of this Lease, including, but not limited to, all the provisions of this Article V. Tenant, at Tenant's sole cost and expense, shall procure, maintain and make available for Landlord's inspection throughout the Term, all governmental approvals, licenses and permits required for the proper and lawful conduct of Tenant's permitted use of the Premises. At Landlord's request, Tenant shall deliver copies of all such approvals, licenses and permits to Landlord.

         5.2. COMPLIANCE WITH APPLICABLE LAWS. Throughout the Term, Tenant, at Tenant's sole cost and expense, shall comply with, and shall not use the Premises, Building or Common Area, or suffer or permit anything to be done in or about the same which will in any way conflict with, (i) any and all present and future laws, statutes, zoning restrictions, ordinances, orders, regulations, directions, rules and requirements of all governmental or private authorities having jurisdiction over all or any part of the Premises (including, but not limited to, state, municipal, county and federal governments and their departments, bureaus, boards and officials) pertaining to the use or occupancy of, or applicable to, the Premises or privileges appurtenant to or in connection with the enjoyment of the Premises, (ii) any and all applicable federal, state and local laws, regulations or ordinances pertaining to air and water quality, Hazardous Materials (as defined in Section 6.1), waste disposal, air emissions and other environmental or health and safety matters, zoning, land use and utility availability, which impose any duty upon Landlord or Tenant directly or with respect to the use or occupation of the Project or any portion thereof,
(iii) the requirements of the Board of Fire Underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Project or any portion thereof, (iv) any covenants, conditions, easements or restrictions, including but not limited to the Restrictions, now or hereafter affecting or encumbering the Project or any portion thereof, regardless of when they become effective, (v) the Rules and Regulations, and
(vi) good business practices (collectively, (i) through (vi) above are hereinafter referred to as "Applicable Laws"). Tenant shall not commit any waste of the Premises, Building or Project, or any public or private nuisance or any other act or thing which might or would disturb the quiet enjoyment of any other tenant of Landlord or any occupant of nearby property. Tenant shall not place or permit to be placed any loads upon the floors, walls or ceilings in excess of the maximum designed load specified by Landlord or which might damage the Premises or the Building, or place or permit to be placed any harmful liquids in the drainage systems, and Tenant shall not dump or store, or permit to be dumped or stored, any inventory, waste materials, refuse or other materials or allow any such materials to remain outside the Building proper, except in designated enclosed trash areas. Tenant shall not conduct or permit any auctions, sheriff's sales or other like activities at the Project or any portion thereof.

         5.3. RESTRICTIONS. Tenant agrees that this Lease is subject and subordinate to the Restrictions, as the same may now or hereafter exist, and that it will execute and deliver to Landlord within fifteen (15) days of Landlord's request therefor, any further documentation or instruments which Landlord deems necessary or desirable to evidence or effect such subordination. Without limiting the provisions of Section 5.2, Tenant shall throughout the Term timely comply with all of the terms, provisions, conditions and restrictions of the Restrictions which pertain to, restrict or affect the Premises or Tenant's use thereof, or Tenant's use of any other area of the Project permitted hereunder, including the payment by Tenant of any periodic or special dues or assessments charged against the Premises or Tenant which may be allocated to the Premises or Tenant in accordance with the provisions of the Restrictions. Tenant shall hold Landlord, Landlord's Agents and the Premises harmless and shall indemnify, protect and defend Landlord and Landlord's Agents from and against any loss, expense, damage, attorneys' fees and costs or liability arising out of or in connection with the failure of Tenant to so perform or comply with the Restrictions. Tenant agrees that it will subordinate this Lease to any other covenants, conditions and restrictions and any reciprocal easement agreements or any similar agreements which Landlord may hereafter record against the Premises and to any amendment or modification to any of the existing Restrictions, provided that such subordination does not unreasonably interfere with Tenant's use and employment of the Premises.

         5.4. LANDLORD'S RIGHT OF ENTRY. Landlord and Landlord's Agents shall have the right to enter the Premises at all reasonable times upon reasonable notice to Tenant, except for emergencies in which case no notice shall be required, to inspect the Premises, to take samples and conduct environmental investigations, to post notices of nonresponsibility and similar notices and signs indicating the availability of the Premises for sale, to show the Premises to interested parties such as prospective lenders and purchasers, to make necessary Alterations or maintenance and repairs, to perform Tenant's obligations as permitted herein when Tenant has failed to do so and, at any reasonable time after one hundred eighty (180) days prior to the expiration of the Term, to place upon the Premises reasonable signs indicating the availability of the Premises for lease and to show the Premises to prospective tenants, all without being deemed to have caused an eviction of Tenant and without any liability to Tenant or abatement of Rent. The above rights are subject to reasonable security regulations of Tenant, and in exercising its rights set forth herein, Landlord shall endeavor to cause the least possible interference with Tenant's business. Landlord shall at all times have the right to retain a key which unlocks all of the doors in the Premises, excluding Tenant's vaults and safes, and Landlord and Landlord's Agents shall have the right to use any and all means which Landlord may deem proper to open the doors in an emergency to obtain entry to the Premises, and any entry to the Premises so obtained by Landlord or Landlord's Agents shall not under any circumstances be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises.



                                   ARTICLE VI

                               HAZARDOUS MATERIALS

         6.1. DEFINITION OF HAZARDOUS MATERIALS. For purposes of this Lease, the term "Hazardous Materials" includes (i) any "hazardous materials" as defined in
Section 25501(k) of the California Health and Safety Code unless Tenant establishes, to the satisfaction of Landlord, that because of the quantity, concentration, or physical or chemical characteristics, such substance or matter does not pose a present or potential hazard to human health and safety or to the environment, (ii) any other substance or matter which results in liability to any person or entity from exposure to such substance or matter under any statutory or common law theory, and (iii) any substance or matter which is in excess of relevant and appropriate levels set forth in any applicable federal, state or local law or regulation pertaining to any hazardous or toxic substance, material or waste, or for which any applicable federal, state or local agency orders or otherwise requires removal, treatment or remediation.

         6.2. USE OF HAZARDOUS MATERIALS. Tenant shall not cause or permit any Hazardous Materials to be brought upon, stored, used, generated, released into the environment or disposed of on, under, from or about the Premises (which for purposes of this Article VI shall include, but is not limited to, subsurface soil and ground water) by Tenant or Tenant's Agents without the prior written consent of Landlord. Landlord may, in its sole discretion, place such conditions as Landlord deems appropriate with respect to such Hazardous Materials, and may further require that Tenant demonstrates to Landlord that such Hazardous Materials are necessary or useful to Tenant's business and will be generated, stored, used and disposed of in a manner that complies with all Applicable Laws regulating such Hazardous Materials and with good business practices. Without limiting any other rights or remedies of Landlord under this Lease, Tenant shall pay the cost of any cleanup work performed on, under or about the Premises, the Building and the Project as required by this Lease or any Applicable Laws in connection with the removal, disposal, neutralization or other treatment of such Hazardous Materials caused or permitted by Tenant or Tenant's Agents. [INSERT ATTACHED] [ADDED]

         6.3. DISCLOSURES. Tenant shall promptly notify Landlord of, and shall promptly provide Landlord with true, correct, complete and legible copies of, all of the following environmental items relating to the Premises: reports filed pursuant to any self-reporting requirements; reports filed pursuant to any Applicable Laws or this Lease; all permit applications, permits, monitoring reports, workplace exposure and community exposure warnings or notices, and all other reports, disclosures, plans or documents (even those which may be characterized as confidential) relating to water discharges, air pollution, waste generation or disposal, underground storage tanks or Hazardous Materials; all orders, reports, notices, listings and correspondence (even those which may be considered confidential) of or concerning the release, investigation, compliance, clean up, remedial and corrective actions, and abatement of Hazardous Materials whether or not required by Applicable Laws; and all complaints, pleadings and other legal documents filed against Tenant related to Tenant's use, handling, storage or disposal of Hazardous Materials.

         6.4. INSPECTION; COMPLIANCE. Landlord and Landlord's Agents shall have the right, but not the obligation, to inspect, investigate, sample and/or monitor the Premises, including any air, soil, water, groundwater or other sampling, and any other testing, digging, drilling or analyses, at any time to determine whether Tenant is complying with the terms of this Article VI, and in connection therewith, Tenant shall provide Landlord with full access to all relevant facilities, records and personnel. If Tenant is not in compliance with any of the provisions of this Article VI, or in the event of a release of any Hazardous Material on, under, from or about the Premises, Landlord and Landlord's Agents shall have the right, but not the obligation, without limitation on any of Landlord's other rights and remedies under this Lease, to immediately enter upon the Premises and to discharge Tenant's obligations under this Article VI at Tenant's expense, including without limitation the taking of emergency or long-term remedial action. Landlord and Landlord's Agents shall endeavor to minimize interference with Tenant's business but shall not be liable for any such interference. All sums reasonably disbursed, deposited or incurred by Landlord in connection herewith, including, but not limited to, all costs, expenses and actual attorneys fees, shall be due and payable by Tenant to Landlord, as an item of Additional Rent, on demand by Landlord, together with interest thereon at the Applicable Rate from the date of such demand until paid by Tenant.

         6.5. INDEMNIFICATION. To the fullest extent permitted by law, Tenant hereby agrees to indemnify, hold harmless, protect and defend (with attorneys acceptable to Landlord) Landlord and Landlord's Agents, and any successors to all or any portion of Landlord's interest in the Premises, the Building and the Project and their directors, officers, partners, employees, authorized agents, affiliates, representatives and Mortgagees, from and against any and all liabilities, losses, damages (including, but not limited to, damages for the loss or restriction on use of rentable or usable space or any amenity of the Premises, the Building and the Project or damages arising from any adverse impact on marketing of space in the Premises, the Building and the Project), diminution in the value of the Premises, the Building and the Project, judgments, fines, demands, claims, recoveries, deficiencies, costs and expenses (including, but not limited to, reasonable attorneys' fees, disbursements and court costs and all other professional or consultant's expenses), whether foreseeable or unforeseeable, arising directly or indirectly out of the presence, use, generation, storage, treatment, on or off-site disposal or transportation of Hazardous Materials on, into, from, under or about the Premises, the Building and the Project by Tenant or Tenant's Agents, and specifically including the cost of any required or necessary repair, restoration, clean-up (including, but not limited to, the costs of investigation and removal of Hazardous Materials) or detoxification of the Premises, the Building and the Project and the preparation of any closure or other required plans, whether or not such action is require or necessary during the Term or after the expiration of this Lease.

         6.6. LANDLORD'S DISCLOSURES. Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, certain facts relating to Hazardous Materials at the Project known by Landlord to exist as of the date of this Lease, as more particularly described in EXHIBIT I attached hereto. Tenant shall have no liability or responsibility with respect to the Hazardous Materials facts described in EXHIBIT I.



                                   ARTICLE VII

                [OPERATING EXPENSES; TAXES;] [DELETED] UTILITIES

         [7.1. TENANT TO BEAR TENANT'S SHARE OF OPERATING EXPENSES. Tenant shall pay to Landlord Tenant's Share (as defined in Section 7.2) of Operating Expenses in excess of the Operating Expense Base as follows: Prior to the Commencement Date and thereafter prior to the commencement of each of Landlord's fiscal years during the Term, Landlord shall give Tenant a written estimate of Tenant's Share of Operating Expenses in excess of the Operating Expense Base for the ensuing fiscal year or partial fiscal year, as the case may be. Tenant shall pay, as an item of Additional Rent, such estimated amount in equal monthly installments, in advance, on or before the first (1st) day of each calendar month concurrent with its payment of Monthly Rent. If Landlord has not furnished its written estimate by the time set forth above, Tenant shall pay monthly installments of Operating Expenses in excess of the Operating Expense Base at the rate established for the prior fiscal year, if any; provided that when the new estimate is delivered to Tenant, Tenant shall at the next monthly payment date pay Landlord any accrued deficiency based on the new estimate, or Landlord shall credit any accrued overpayment based on such estimate toward Tenant's next installment payment hereunder. Within a reasonable period of time after the end of each fiscal year (in no event less than one hundred (120) days after the end of each fiscal year unless sooner completed by Landlord) Landlord shall furnish Tenant a statement showing in reasonable detail Tenant's Share of the actual Operating Expenses in excess of the Operating Expense Base incurred for the period in question. If Tenant's estimated payments are less than Tenant's Share of actual Operating Expenses in excess of the Operating Expense Base as shown by the applicable statement, Tenant shall pay the difference to Landlord within thirty (30) days thereafter. If Tenant shall have overpaid Landlord, Landlord shall credit such overpayment toward Tenant's next installment payment hereunder. When the final determination is made of Tenant's Share of the actual Operating Expenses in excess of the Operating Expense Base for the fiscal year in which this Lease terminates, Tenant shall, even if this Lease has terminated, pay to Landlord within fifteen (15) days after notice the excess of Tenant's Share of such actual Operating Expenses in excess of the Operating Expense Base over the estimate of Tenant's Share of such Operating Expenses paid. Conversely, any overpayment shall be rebated by Landlord to Tenant. If Landlord shall determine at any time that the estimate of Tenant's Share of Operating Expenses in excess of the Operating Expense Base for the current fiscal year is or will become inadequate to meet Tenant's Share of all such Operating Expenses for any reason, Landlord shall immediately determine the approximate amount of such inadequacy and issue a supplemental estimate as to Tenant's Share of such Operating Expenses and Tenant shall pay any increase as reflected by such supplemental estimate. Landlord shall keep or cause to be kept separate and complete books of accounting covering all Operating Expenses and showing the method of calculating Tenant's Share of Operating Expenses in excess of the Operating Expense Base, and shall preserve for at least twelve (12) months after the close of each fiscal year all material documents evidencing said Operating Expenses for that fiscal year. Tenant, at its sole cost and expense, through any certified public accountant designated by it, shall have the right, during reasonable business hours and not more frequently than once during any fiscal year, to examine and/or audit the books and documents mentioned above evidencing such costs and expenses for the previous fiscal year. Any delay or failure by Landlord in delivering any estimate or statement pursuant to this Section 7.1 shall not constitute a waiver of its right to require Tenant to pay Tenant's Share of Operating Expenses in excess of the Operating Expense Base pursuant hereto.] [DELETED]

         [7.2. DEFINITION OF TENANT'S SHARE. The term "Tenant's Share" means that portion of an Operating Expense determined by multiplying the cost of such item by a fraction, the numerator of which is the Premises Square Footage and the denominator of which is the total square footage of the floor area, as of the date on which the computation is made, to be charged with such Operating Expense. A determination of Tenant's Share of all Operating Expenses for the Project as of the date of this Lease is set forth in Item 18 of the Basic Lease Provisions.] [DELETED]

         [7.3. DEFINITION OF PROJECT COSTS. The term "Project Costs" means all costs and expenses incurred by Landlord or Landlord's Agents in connection with the operation of the Project, including, but not limited to, the following: repair and maintenance of the roof, foundation and exterior walls of the buildings in the Project, periodic painting of the buildings in the Project, periodic cleaning of the exterior windows of the buildings in the Project, landscaping services, outside pest control, normal maintenance and repair of the HVAC through maintenance contracts or otherwise, sweeping, maintenance services, repairs to and replacement of asphalt paving, bumpers, striping, light bulbs, light standards, monument and directional signs and lighting systems, perimeter walls, retaining walls, sidewalks, planters, landscaping and sprinkler system in planting area, any and all assessments levied against the Project pursuant to the Restrictions, water, electrical and other utility services not supplied directly to a tenant, removal of trash, rubbish and other refuse from the Project, cleaning of and replacement of signs of the Project, including relamping and repairs made as required; repair, operation and maintenance of the Common Area, including, but not limited to, removal of any obstructions not reasonably required for the Common Area uses, prohibition and removal of the sale or display of merchandise or the storing of materials and/or equipment in the Common Area, and payment of all electrical, water and other utility charges or fees for services furnished to the Common Area; obtaining and maintaining public liability, property damage and other forms of insurance which Landlord may or is required to maintain in connection with the Project (including the payment of any deductibles thereunder); costs incurred in connection with compliance of any laws or changes in laws applicable to the Project, including without limitation any laws or changes in laws regarding Hazardous Materials; establishment of reasonable reserves for replacements and/or repair of Common Area improvements, equipment and supplies; costs associated with procurement and maintenance of an intrabuilding network cable service agreement for any intrabuilding network cable telecommunications lines within the Project, and any other installation, maintenance, repair and replacement costs associated with such lines; employment of such personnel as Landlord may deem reasonably necessary, if any, to direct parking and police the Common Area and facilities; the cost of any capital improvements (other than tenant improvements for specific tenants) made by or on behalf of Landlord to the Project or Common Area to the extent of the amortized amount thereof over the useful life of such capital improvements calculated at a market cost of funds, all as determined by Landlord, for each such year of useful life during the Term; depreciation of machinery and equipment used in connection with the maintenance and operation of the Common Area for which a reasonable reserve has not been established as herein provided; employment of personnel used in connection with any of the foregoing, including, but not limited to, payment or provision for unemployment insurance, worker's compensation insurance and other employee costs; the cost of bookkeeping, accounting and auditing and legal services provided in connection with any of the foregoing; the cost of any environmental consultant or other services used in connection with Landlord's monitoring of the Project with respect to Hazardous Materials; the cost of any tax, insurance or other consultant utilized in connection with the Project; and any other items reasonably necessary from time to time to properly repair, replace, maintain and operate the Project. Project Costs shall also include a management fee to cover Landlord's management, overhead and administrative expenses; provided, however, if Landlord elects to delegate its duties hereunder to a professional property manager, then Project Costs shall not include any management fee to Landlord (except for any costs and/or administrative and overhead expenses reasonably incurred by Landlord in monitoring and auditing the performance delegated to the professional property manager), but under such circumstances any reasonable amounts paid to the professional property manager shall be added to and deemed a part of Project Costs. If Landlord elects to perform any maintenance or repair herein described in conjunction with properties other than the Project, and if a common maintenance contractor is contracted with for such purpose, the contract amount allocable to the Project, as reasonably determined by Landlord, shall be added to and deemed a part of Project Costs hereunder. Increases in Project Costs by reason of a disproportionate impact by Tenant thereon (for example, and not by way of limitation, increases in costs of trash collection because of Tenant's excessive generation of trash or increases in costs of Common Area maintenance because of Tenant's unpermitted storage of inventory or materials in the Common Area), in Landlord's reasonable judgment, may be billed by Landlord, as an item of Additional Rent, directly to Tenant.] [DELETED]


         [7.4. DEFINITION OF REAL PROPERTY TAXES. The term "Real Property Taxes" means any form of tax, assessment, charge, license, fee, rent tax, levy, penalty (if a result of Tenant's delinquency), real property or other tax (other than Landlord's net income, estate, succession, inheritance, or franchise taxes), now or hereafter imposed with respect to the Project or any part thereof (including any Alterations), this Lease or any Rent payable under this Lease by any authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement district or other district or division thereof, whether such tax or any portion thereof (i) is determined by the area of the Project or any part thereof or the Rent payable under this Lease by Tenant including, but not limited to, any gross income or excise tax levied by any of the foregoing authorities with respect to receipt of the Rent due under this Lease, (ii) is levied or assessed in lieu of, in substitution for, or in addition to, existing or additional taxes with respect to the Project or any part thereof whether or not now customary or within the contemplation of Landlord or Tenant, or (iii) is based upon any legal or equitable interest of Landlord in the Project or any part thereof.] [DELETED]


         [7.5. APPORTIONMENT OF TAXES. If the Project is assessed as part of a larger parcel, then Landlord shall equitably apportion the Real Property Taxes assessed against the real property which includes the Project and reasonably determine the amount of Real Property Taxes attributable to the Project. If other buildings exist on the assessed parcel, the Real Property Taxes apportioned to the Project shall be based upon the ratio of the square footage of all buildings within the Project to the square footage of all buildings on the assessed parcel, and the amount of Real Property Taxes so apportioned to the Project shall be included as part of Operating Expenses. Landlord's reasonable determination of such apportionment shall be conclusive.] [DELETED]

         7.6. TAX ON IMPROVEMENTS; PERMITTED CONTESTS. Tenant shall, at Landlord's election, be directly responsible for and shall pay the full amount of any increase in Real Property Taxes attributable to any and all [Tenant Improvements and any other] [DELETED] improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant, to the extent such improvements cause the value of all improvements in the Premises to exceed (i) the Tenant Improvement Allowance, if any, specified in EXHIBIT C to this Lease, or (ii) in the case where no Tenant Improvement Allowance is specified, the value of the improvements existing in the Premises as of the Commencement Date of this Lease. Tenant may contest the amount or validity of any Real Property Taxes by appropriate proceedings, provided that Tenant gives Landlord prior Notice of any such contest and keeps Landlord advised as to all proceedings, and provided further that Tenant shall continue to reimburse Landlord for Landlord's payment of such Real Property Taxes unless such proceedings shall operate to prevent or stay such payment and the collection of the tax so contested. Landlord shall join in any such proceedings if any Applicable Laws shall so require, provided that Tenant shall hold harmless, indemnify, protect and defend Landlord from and against any liability, claim, demand, cost or expense in connection therewith, including, but not limited to, actual attorneys' fees and costs reasonably incurred.

         7.7. UTILITIES AND SERVICES. Tenant shall be responsible for and shall pay promptly, directly to the appropriate supplier, all charges for water, electricity, heat, light, power, telephone, refuse pickup, janitorial service, interior landscape maintenance, and all other utilities, materials and services furnished directly to Tenant for the Premises or used by Tenant in, on or about the Premises during the Term, together with any taxes thereon. Tenant acknowledges that natural gas heating is centrally supplied to the Building and that Landlord shall charge each tenant of the Building, including Tenant, a flat monthly fee (to be paid by Tenant as Additional Rent concurrently with Tenant's payments of Monthly Rent hereunder) to reimburse Landlord for the cost of such natural gas used at the Building. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility or other service furnished to the Premises. No such failure or interruption shall be deemed an eviction or entitle Tenant to terminate this Lease or withhold or abate any Rent due hereunder. Tenant shall cooperate with any present or future government conservation requirements and with any conservation practices established by Landlord. Landlord shall at all times have free access to all mechanical installations of the Building and Premises, including but not limited to air conditioning equipment and vents, fans, ventilating and machine rooms and electrical closets.



                                  ARTICLE VIII

                                   ALTERATIONS

         8.1. PERMITTED ALTERATIONS. After the Commencement Date, Tenant shall not make or permit any Alterations in, on or about the Premises without the prior written consent of Landlord. Notwithstanding the foregoing, in no event shall any Alterations (i) affect the exterior of the Building or the outside areas (or be visible from adjoining sites), (ii) affect or penetrate any of the structural portions of the Building, including, but not limited to, the roof,
(iii) require any change to the basic floor plan of the Premises, any change to the structural or mechanical components of the Premises, or any governmental approval or permit as a prerequisite to the construction thereof, (iv) interfere in any manner with the proper functioning of or Landlord's access to any mechanical, electrical, plumbing or HVAC systems, facilities or equipment located in or serving the Building, or (v) diminish the value of the Premises. All Alterations shall be constructed pursuant to plans and specifications previously provided to and, when applicable, approved in writing by Landlord, shall be installed by a licensed contractor at Tenant's sole expense in compliance with all Applicable Laws, and shall be accomplished in a good and workmanlike manner conforming in quality and design with the Premises existing as of the Commencement Date. No Hazardous Materials, including, but not limited to, asbestos or asbestos-containing materials, shall be used by Tenant or Tenant's Agents in the construction of any Alterations permitted hereunder. If any Alterations desired by Tenant require handicapped access accommodations to be made within the Premises or any other portion of the Project, Tenant shall be solely responsible for the full cost thereof. All Alterations made by Tenant shall be and become the property of Landlord upon the installation thereof and shall not be deemed Tenant's Personal Property; provided, however, that Landlord may, at its option, require that Tenant, upon the termination of this Lease, at Tenant's expense, remove any or all non-structural Alterations installed by or on behalf of Tenant and return the Premises to its condition as of the Commencement Date of this Lease, normal wear and tear excepted. Notwithstanding any other provisions of this Lease, Tenant shall be solely responsible for the maintenance, repair and replacement of any and all Alterations made by or on behalf of Tenant (including without limitation by Landlord on behalf of Tenant) to the Premises.


         8.2. TRADE FIXTURES. Tenant shall, at its own expense, provide, install and maintain in good condition all of Tenant's Personal Property required in the conduct of its business in the Premises.


         8.3. MECHANICS' LIENS. Tenant shall give Landlord Notice of Tenant's intention to perform any work on the Premises which might result in any claim of lien at least twenty (20) days prior to the commencement of such work to enable Landlord to post and record a notice of nonresponsibility or other notice Landlord deems proper prior to the commencement of any such work. Tenant shall not permit any mechanic's, materialmen's or other liens to be filed against the property of which the Premises are a part or against Tenant's leasehold interest in the Premises. If Tenant fails to cause the release of record of any lien(s) filed against the Premises or its leasehold estate therein by payment or posting of a proper bond within ten (10) days from the date of the lien filing(s), then Landlord may, at Tenant's expense, cause such lien(s) to be released by any means Landlord deems proper, including, but not limited to, payment of or defense against the claim giving rise to the lien(s). All sums reasonably disbursed, deposited or incurred by Landlord in connection with the release of the lien(s), including, but not limited to, all costs, expenses and actual attorneys' fees, shall be due and payable by Tenant to Landlord, as an item of Additional Rent, on demand by Landlord, together with interest thereon at the Applicable Rate from the date of such demand until paid by Tenant.

         8.4 ALTERATIONS BY LANDLORD. Landlord reserves the right at any time and from time to time without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor or otherwise affecting Tenant's obligations under this Lease, to make such changes, alterations, additions, improvements, repairs or replacements in or to the Building (including the Premises required to do so by any Applicable Laws) and the fixtures and equipment thereof, as well as in or to the street entrances, walls, passages, and stairways thereof, or to change the name by which the Building is commonly known, as Landlord may deem necessary or desirable. Nothing contained herein shall be deemed to relieve Tenant of any duty, obligation or liability of Tenant with respect to making any repair, replacement or improvement or complying with any Applicable Laws in connection with the Premises, and nothing contained herein shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever for the care, supervision or repair of the Building or any part thereof other than as otherwise especially provided in this Lease. [Landlord shall provide Tenant with prior Notice of any such action, and if such action involves construction will endeavor to minimize interference with Tenant's business (but will not be liable for any such interference), and will use best efforts to provide Tenant with as much prior notice as reasonably possible (except in an emergency) but in no event less than 48 hours prior notice.] [ADDED]



                                   ARTICLE IX

                             MAINTENANCE AND REPAIR

         9.1. LANDLORD'S MAINTENANCE AND REPAIR OBLIGATIONS. Landlord shall, subject to [receiving Tenant's Share of Operating Expenses in excess of the Operating Expense Base, and subject to] [DELETED] Section 9.2, Article XII and
Article XIII, maintain in good condition and repair the roof (excluding any skylights, but including as needed any replacement thereof), exterior walls and foundation of the Building, and paint the exterior of the Building and clean the exterior windows of the Building as and when such painting or window cleaning, as the case may be, becomes necessary in Landlord's sole discretion. Landlord shall not be required to make any repairs to the roof, exterior walls or foundation unless and until Tenant has notified Landlord in writing of the need for such repair and Landlord shall have a reasonable period of time thereafter to commence and complete said repair, if warranted. The cost of any maintenance and repairs on the part of Landlord provided for in this Section 9.1 shall be [paid by Landlord,] [ADDED} [considered part of Project Costs,] [DELETED] except that repairs which Landlord deems arise out of any act or omission of Tenant or Tenant's Agents shall be made at the expense of Tenant. Landlord's obligation to so repair and maintain the Premises shall be limited to the cost of effecting such repair and maintenance and in no event shall Landlord be liable for any costs or expenses in excess of said amounts, including, but not limited to, any consequential damages, opportunity costs or lost profits incurred or suffered by Tenant.

         9.2. TENANT'S MAINTENANCE AND REPAIR OBLIGATIONS. Tenant shall at all times during the Term of this Lease, at Tenant's sole cost and expense, clean, keep, maintain, repair and make necessary improvements to, the Premises and every portion thereof and all improvements therein or thereto, in good and sanitary order and condition to the reasonable satisfaction of Landlord and in compliance with all Applicable Laws, usual wear and tear excepted. Any damage or deterioration of the Premises shall not be deemed usual wear and tear if the same could have been prevented by good maintenance practices by Tenant. Tenant's repair and maintenance obligations herein shall include, but are not limited to, all janitorial services to the Premises, all necessary maintenance and repairs to all portions of the Premises, and all exterior entrances, all glass, windows, window casements, show window moldings, partitions, doors (including the roll-up truck door), doorjambs, door closures, hardware, fixtures, HVAC (including, without limitation, maintaining a preventive maintenance contract in connection therewith with such coverage and which such reputable service provider as Landlord may approve), electrical, plumbing, and mechanical systems serving the Premises, electrical lighting and outlets, light bulbs, plumbing fixtures, sewage facilities, interior walls, floors, ceilings, skylights, fans and exhaust equipment, fire extinguisher equipment and systems, and any specialized heating, ventilating and air conditioning installed by, on behalf of, or at the request of Tenant. As part of its maintenance obligations hereunder, Tenant shall, at Landlord's request, provide Landlord with copies of all maintenance schedules, reports and notices prepared by, for, or on behalf of Tenant. Landlord may impose reasonable restrictions and requirements with respect to repairs by Tenant, which repairs shall be at least equal in quality to the original work, and the provisions of Section 8.3 shall apply to all such repairs. Tenant's obligation to repair includes the obligation to replace, as necessary, regardless of whether the benefit of such replacement extends beyond the Term. Notwithstanding the foregoing, Landlord shall have the right, upon notice to Tenant, to undertake the responsibility for maintenance and repair of automatic fire extinguisher equipment, such as sprinkler systems and alarms, and other obligations of Tenant hereunder which Landlord deems appropriate to undertake that affect the Building as a whole. [in which event the cost thereof shall be included as part of Project Costs and paid by Tenant in the manner set forth in
Section 7.1.] [DELETED] Tenant shall not permit or authorize any person to go onto the roof of the Building without the prior written consent of Landlord.

         9.3. WAIVER. Tenant hereby waives all rights provided for by the provisions of Sections 1941 and 1942 of the California Civil Code and any present or future laws regarding Tenant's right to make repairs at the expense of Landlord or to terminate this Lease because of the condition of the Premises.

         9.4. SELF-HELP. If Tenant refuses or fails to repair and maintain the Premises as required hereunder within ten (10) days from the date on which Landlord makes a written demand on Tenant to effect such repair and maintenance, Landlord may enter upon the Premises and make such repairs or perform such maintenance without liability to Tenant for any loss or damage that may accrue to Tenant or its merchandise, fixtures or other property or to Tenant's business by reason thereof. All sums reasonably disbursed, deposited or incurred by Landlord in connection with such repairs or maintenance, plus ten percent (10%) for overhead, shall be due and payable by Tenant to Landlord, as an item of Additional Rent, on demand by Landlord, together with interest at the Applicable Rate on such aggregate amount from the date of such demand until paid by Tenant.



                                    ARTICLE X

                             COMMON AREA AND PARKING

         10.1. GRANT OF NONEXCLUSIVE COMMON AREA LICENSE AND RIGHT. Landlord hereby grants to Tenant and its permitted subtenants, in common with Landlord and all persons, firms and corporations conducting business in the Project and their respective customers, guests, licensees, invitees, subtenants, employees and agents, to use the Common Area within the Project for vehicular parking, for pedestrian and vehicular ingress, egress and travel, and for such other purposes and for doing such other things as may be provided for, authorized and/or permitted by the Restrictions, such nonexclusive license and right to be appurtenant to Tenant's leasehold estate created by this Lease. The nonexclusive license and rights granted pursuant to the provisions of this Article X shall be subject to the provisions of the Restrictions, which pertain in any way to the Common Area covered by such Restrictions, and the provisions of this Lease.

         10.2. USE OF COMMON AREA. Notwithstanding anything to the contrary herein, Tenant and its successors, assigns, employees, agents and invitees shall use the Common Area only for the purposes permitted hereby and by the Restrictions and the Rules and Regulations. All uses permitted within the Common Area shall be undertaken with reason and judgment so as not to interfere with the primary use of the Common Area which is to provide parking and vehicular and pedestrian access throughout the Common Area within the Project and to adjacent public streets for the Landlord, Landlord's Agents, its tenants, subtenants and all persons, firms and corporations conducting business within the Project and their respective customers, guests and licensees. In no event shall Tenant erect, install, or place, or cause to be erected, installed, or placed any structure, building, trailer, fence, wall, signs or other obstructions on the Common Area except as otherwise permitted herein and in the Restrictions, and Tenant shall not store or sell any merchandise, equipment or materials on the Common Area.

         10.3. CONTROL OF COMMON AREA. Subject to provisions of the Restrictions, all Common Area and all improvements located from time to time within the Common Area shall at all times be subject to the exclusive control and management of the Landlord. Landlord shall have the right to construct, maintain and operate lighting facilities within the Common Area; to police the Common Area from time to time; to change the area, level, location and arrangement of the parking areas and other improvements within the Common Area; to restrict parking by tenants, their officers, agents and employees to employee parking areas; to enforce parking charges (by operation of meters or otherwise); to close all or any portion of the Common Area or improvements therein to such extent as may, in the opinion of counsel for Landlord, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or to the public therein; to close temporarily all or any portion of the Common Area and/or the improvements thereon; to discourage noncustomer parking; and to do and perform such other acts in and to said Common Area and improvements thereon as, in the use of good business judgment, Landlord shall determine to be advisable.

         10.4. MAINTENANCE OF COMMON AREA. Subject to the provisions of the Restrictions, Landlord shall operate and maintain (or cause to be operated and maintained) the Common Area in a first-class condition, in such manner as Landlord in its sole discretion shall determine from time to time. Without limiting the scope of such discretion, Landlord shall have the full right and authority to employ or cause to be employed all personnel and to make or cause to be made all rules and regulations pertaining to or necessary for the proper operation and maintenance of the Common Area and the improvements located thereon. [The cost of such maintenance of the Common Area shall be included as part of Project Costs.] [DELETED] No part of the Common Area may be used for the storage of any items, including without limitation, vehicles, materials, inventory and equipment. All trash and other refuse shall be placed in designated receptacles. No work of any kind, including, but not limited to, painting, drying, cleaning, repairing, manufacturing, assembling, cutting, merchandising or displaying shall be permitted upon the Common Area.

         10.5. REVOCATION OF LICENSE. All Common Area and improvements located thereon which Tenant is permitted to use and occupy pursuant to the provisions of this Lease are to be used and occupied under a revocable license and right, and if any such license be revoked, or if the amount of such areas be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to compensation or diminution or abatement of Rent, and such revocation or diminution of such areas shall not be deemed constructive or actual eviction. It is understood and agreed that the condemnation or other taking or appropriation by any public or quasi-public authority, or sale in lieu of condemnation, of all or any portion of the Common Area shall not constitute a violation of Landlord's agreements hereunder, and Tenant shall not be entitled to participate in or make any claim for any award or other condemnation proceeds arising from any such taking or appropriation of the Common Area. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, Landlord shall provide to Tenant the number of vehicle parking spaces set forth in Item 15 of the Basic Lease Provisions throughout the Term (subject to the rights of Landlord under this Article X).

         10.6. LANDLORD'S RESERVED RIGHTS. Landlord reserves the right to install, use, maintain, repair, relocate and replace pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises or outside the Premises, change the boundary lines of the Project and install, use, maintain, repair, alter or relocate, expand and replace any Common Area; provided, however, Landlord shall not unreasonably interfere with Tenant's use of the Premises. Such rights of Landlord shall include, but are not limited to, designating from time to time certain portions of the Common Area as exclusively for the benefit of certain tenants in the Project.

         10.7. PARKING. Tenant shall be entitled to the number of vehicle parking spaces set forth in Item 15 of the Basic Lease Provisions, which spaces shall be unreserved and unassigned, on those portions of the Common Area designated by Landlord for parking. Tenant shall not use more parking spaces than such number. All parking spaces shall be used only for parking by vehicles no larger than full size passenger automobiles or pick-up trucks. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Landlord for such activities. If Tenant permits or allows any of the prohibited activities described above, then Landlord shall have the right, without notice, in addition to such other rights and remedies that Landlord may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord. Parking within the Common Area shall be limited to striped parking stalls, and no parking shall be permitted in any driveways, accessways or in any area which would prohibit or impede the free flow of traffic within the Common Area. There shall be no overnight parking of any vehicles of any kind, and vehicles which have been abandoned or parking in violation of the terms hereof may be towed away at the owner's expense.



                                   ARTICLE XI

                             INDEMNITY AND INSURANCE

         11.1. INDEMNIFICATION. To the fullest extent permitted by law, Tenant hereby agrees to defend (with attorneys acceptable to Landlord), indemnify, protect and hold harmless Landlord and Landlord's Agents and any successors to all or any portion of Landlord's interest in the Premises and their directors, officers, partners, employees, authorized agents, representatives, affiliates and Mortgagees, from and against any and all damage, loss, claim, liability and expense including, but not limited to, actual attorneys' fees and legal costs, incurred directly or indirectly by reason of any claim, suit or judgment brought by or on behalf of (i) any person or persons for damage, loss or expense due to, but not limited to, bodily injury or property damage sustained by such person or persons which arise out of, are occasioned by, or are in any way attributable to the use or occupancy of the Premises or the acts or omissions of the Tenant or Tenant's Agents in or about the Premises or the Project (including but not limited to any Event of Default hereunder), or (ii) Tenant or Tenant's Agents for damage, loss or expense due to, but not limited to, bodily injury or property damage which arise out of, are occasioned by, or are in any way attributable to the use of any of the Common Area, except to the extent caused by the sole active negligence or willful misconduct of Landlord.

         11.2. PROPERTY INSURANCE. Landlord shall obtain and keep in force during the Term of this Lease a policy or policies of insurance, with deductibles at the sole discretion of Landlord, covering loss or damage to the Premises and the Building, the Tenant Improvements and objects owned by Landlord and normally covered under a "Boiler and Machinery" policy (as such term is used in the insurance industry) at least in the amount of the full replacement cost thereof, and in no event less than the total amount required by Mortgagees, against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils ("all risk" or "special causes of action," as such terms are used in the insurance industry, including, at Landlord's option, collapse, earthquake and flood) and other perils as required by the Mortgagees or deemed necessary by Landlord. A stipulated value or agreed amount endorsement deleting any co-insurance provision of said policy or policies shall be procured with said insurance. [The cost of such insurance policies shall be included in the definition of Project Costs, and shall be paid by Tenant in the manner set forth in Section 7.1.] [DELETED] Such insurance policies shall provide for payment of loss thereunder to Landlord or, at Landlord's election, to the Mortgagees. If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Landlord which are adjacent to the Premises, then Tenant shall pay for any increase in the property insurance of the Building or such other building or buildings within the Project if such increase is caused by Tenant's acts, omissions, use or occupancy of the Premises. Tenant shall obtain and keep in force during the Term, at its sole cost and expense, (i) an "all risk" or "special causes of action" property policy in the amount of the full replacement cost covering Tenant's Personal Property and any Alterations made by or at the request of Tenant, with Landlord insured as its interest may appear, and (ii) an "all risk" or "special causes of action" policy of business interruption and/or loss of income insurance (including a contingent business interruption indorsement) covering a period of two (2) years, plus such additional period of time, if any, as will permit Tenant to be in a position to have the same revenues as were in effect the day before a loss giving rise to a claim under such insurance occurs, with loss payable to Landlord to the extent of Monthly Rent and Additional Rent only.

         11.3. LIABILITY/MISCELLANEOUS INSURANCE. Tenant shall maintain in full force and effect at all times during the Term (plus such earlier and later periods as Tenant may be in occupancy of the Premises), at its sole cost and expense, for the protection of Tenant, Landlord and Landlord's Agents and Mortgagees, policies of insurance issued by a carrier or carriers acceptable to Landlord and the Mortgagees which afford the following coverages: (i) statutory workers' compensation, (ii) employer's liability with minimum limits of Five Hundred Thousand Dollars ($500,000), (iii) comprehensive/commercial general liability insurance including, but not limited to, blanket contractual liability (including the indemnity set forth in Section 11.1), fire and water legal liability, broad form property damage, personal injury, completed operations, products liability, independent contractors, warehouser's legal liability and, if alcoholic beverages are served, manufactured, distributed or sold in the Premises, comprehensive liquor liability, and owned, non-owned and hired vehicles, of not less than the limits set forth in Item 17 of the Basic Lease Provisions (or current limit carried, whichever is greater), naming Landlord, the Mortgagees, and the Additional Insureds named in Item 16 of the Basic Lease Provisions as additional insureds, and including a cross-liability or severability of interests indorsement, and (iv) such other insurance in such form and amounts as may be required by Landlord or the Mortgagees from time to time. Landlord or Landlord's Agents on behalf of Landlord may, at Landlord's election, obtain liability insurance in such amounts and on such terms as Landlord shall determine. [and the cost thereof shall be included in Project Costs and paid by Tenant in the manner described in Section 7.1.] [DELETED]

         11.4. DEDUCTIBLES. Any policy of insurance required pursuant to this Lease containing a deductible exceeding Five Thousand Dollars ($5,000.00) per occurrence must be approved in writing by Landlord prior to the issuance of such policy. Tenant shall be solely responsible for the payment of any deductible.

         11.5 BLANKET COVERAGE. Any insurance required of Tenant pursuant to this Lease may be provided by means of a so-called "blanket policy", so long as
(i) the Premises are specifically covered (by rider, endorsement or otherwise),
(ii) the limits of the policy are applicable on a "per location" basis to the Premises and provide for restoration of the aggregate limits, and (iii) the policy otherwise complies with the provisions of this Lease.

         11.6. INCREASED COVERAGE. Upon demand, Tenant shall provide Landlord, at Tenant's expense, with such increased amount of existing insurance, and such other insurance as Landlord or the Mortgagees may reasonably require.

         11.7. SUFFICIENCY OF COVERAGE. Neither Landlord nor any of Landlord's Agents makes any representation that the types of insurance and limits specified to be carried by Tenant under this Lease are adequate to protect Tenant. If Tenant believes that any such insurance coverage is insufficient, Tenant shall provide, at its own expense, such additional insurance as Tenant deems adequate. Nothing contained herein shall limit Tenant's liability under this Lease, and Tenant's liability under any provision of this Lease, including without limitation under any indemnity provisions, shall not be limited to the amount of any insurance obtained.

         11.8. INSURANCE REQUIREMENTS. Tenant's insurance (i) shall be in a form satisfactory to Landlord and the Mortgagees and shall be carried with companies that have a general policyholder's rating of not less than "A" and that are determined by Landlord, in its sole discretion, as financially sound on a current basis, (ii) shall provide that such policies shall not be subject to material alteration or cancellation except after at least thirty (30) days prior written notice to Landlord, and (iii) shall be primary, and any insurance carried by Landlord or Landlord's Agents shall be noncontributing. Tenant's policy or policies, or duly executed certificates for them in the form and content of EXHIBIT K attached hereto, shall be deposited with Landlord prior to the Commencement Date, and prior to renewal of such policies. If Tenant fails to procure and maintain the insurance required to be procured by Tenant under this Lease, Landlord may, but shall not be required to, order such insurance at Tenant's expense. All sums reasonably disbursed, deposited or incurred by Landlord in connection therewith, including, but not limited to, all costs, expenses and actual attorneys' fees, shall be due and payable by Tenant to Landlord, as an item of Additional Rent, on demand by Landlord, together with interest thereon at the Applicable Rate from the date of such demand until paid by Tenant.

         11.9. IMPOUND FUNDS. If requested by any Mortgagees to whom Landlord has granted a security interest in the Premises, or if any Event of Default occurs under this Lease, Tenant shall, at Landlord's election, pay Landlord, concurrently with each payment of Monthly Rent, a sum equal to one-twelfth (1/12) of the annual insurance premiums payable by Tenant for all insurance which Tenant is required to obtain pursuant to this Article XI. Such sums (the "Impound Funds") shall be held by Landlord and applied to the payment of such insurance premiums when due; provided, however, Landlord shall not be required to keep the Impound Funds separate from other funds, Tenant shall not be entitled to interest on the Impound Funds and no trust relationship shall be created with respect to the Impound Funds. The amount of the Impound Funds when unknown shall be reasonably estimated by Landlord. If the Impound Funds paid to Landlord by Tenant under this Section 11.9 are insufficient to discharge the obligations of Tenant to pay such insurance premiums as the same become due, Tenant shall pay to Landlord, within ten (10) days after Landlord's written request therefor, such additional sums necessary to pay such obligations. If an Event of Default has occurred, any balance remaining from the Impound Funds may, at the option of Landlord, be applied to any obligation then due under this Lease in lieu of being applied to the payment of insurance premiums. The unused portion of the Impound Funds, if any, shall be returned to Tenant within thirty
(30) days of the expiration of this Lease or any termination of this Lease not resulting from an Event of Default, provided that Tenant has vacated the Premises in the manner required by this Lease.

         11.10. LANDLORD'S DISCLAIMER. Notwithstanding any other provisions of this Lease, and to the fullest extent permitted by law, Landlord and Landlord's Agents shall not be liable for any loss or damage to persons or property resulting from theft, vandalism, fire, explosion, falling materials, glass, tile or sheetrock, steam, gas, electricity, water or rain which may leak from any part of the Premises, or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or whatsoever, unless caused by or due to the sole active negligence or willful misconduct of Landlord. Landlord and Landlord's Agents shall not be liable for interference with light or air, or for any latent defect in the Premises except as otherwise expressly provided in this Lease. Tenant shall give prompt Notice to Landlord in case of a casualty, accident or repair needed to the Premises.

         11.11. WAIVER OF SUBROGATION. Landlord, except to the extent Tenant's insurance covers loss to Landlord plus Tenant's obligations with respect to maintenance and repair and payment of insurance deductibles hereunder, and Tenant each hereby waives all rights of recovery against the other and the other's agents on account of loss and damage occasioned to such waiving party to the extent only that such loss or damage is insured against under any insurance policies required by this Article XI (and to the extent such insurance is inadequate to cover such loss, this waiver shall not apply to amounts of loss above such coverage). Tenant and Landlord shall, upon obtaining policies of insurance required hereunder, give notice to the insurance carriers that the foregoing waiver of subrogation is contained in this Lease. Notwithstanding the foregoing, it is agreed that in the event that any loss is due to the act, omission or negligence or willful misconduct of Tenant or Tenant's Agents, Tenant's liability insurance shall be primary and shall cover all losses and damages prior to any other insurance hereunder.



                                   ARTICLE XII

                              DAMAGE OR DESTRUCTION

         12.1. LANDLORD'S OBLIGATION TO REBUILD. If the Premises are damaged or destroyed by fire or other casualty (a "Casualty"), Tenant shall promptly give notice thereof to Landlord, and Landlord shall thereafter repair the Premises as set forth in Sections 12.4 and 12.5 unless Landlord has the right to terminate this Lease as provided in Section 12.2 and Landlord elects to so terminate or Tenant has the right to terminate this Lease as provided in Section 12.3 and Tenant elects to so terminate.

         12.2. LANDLORD'S RIGHT TO TERMINATE. Landlord shall have the right to terminate this Lease following a Casualty if any of the following occurs: (i) insurance proceeds (together with any additional amounts Tenant elects, at its option, to contribute) are not available to Landlord to pay one hundred percent (100%) of the cost to fully repair the Premises, excluding the deductible (for which Tenant shall pay Tenant's Share of such deductible); (ii) Landlord's Architect determines that the Premises cannot, with reasonable diligence, be fully repaired by Landlord (or cannot be safely repaired because of the presence of hazardous factors, including, but not limited to, Hazardous Materials, earthquake faults, radiation, chemical waste and other similar dangers) within one hundred eighty (180) days after the date of such Casualty; (iii) the Premises are destroyed or damaged during the last twelve (12) months of the Term; or (iv) an Event of Default has occurred and is continuing at the time of such Casualty. If Landlord elects to terminate this Lease following a Casualty pursuant to this Section 12.2, Landlord shall give Tenant Notice of its election to terminate within thirty (30) days after Landlord has knowledge of such Casualty, and this Lease shall terminate fifteen (15) days after the date of such Notice.

         12.3. TENANT'S RIGHT TO TERMINATE. Subject to the later terms hereof, Tenant shall have the right to terminate this Lease following the destruction of the Premises (or damage to the Premises so extensive as to reasonably prevent Tenant's substantial use and enjoyment of the Premises) if any of the following occurs: (i) the Premises cannot, with reasonable diligence, be fully repaired by Landlord within one hundred eighty (180) days after the date of the damage or destruction, as determined by Landlord's Architect; (ii) the Premises cannot safely be repaired because of the presence of hazardous factors, including Hazardous Materials, earthquake faults, radiation, chemical waste and other similar dangers; or (iii) the damage or destruction occurs during the last twelve (12) months of the Term and cannot, with reasonable diligence, be fully repaired by Landlord within ninety (90) days after the date of the destruction or damage, as determined by Landlord's Architect. Notwithstanding the foregoing, Tenant shall not have the right to terminate under this Section 12.3 if (a) an Event of Default has occurred and is continuing at the time of such damage or destruction or at the time of exercising the right to terminate, or (b) the damage or destruction was caused, in whole or in part, by the act or omission of Tenant or Tenant's Agents. If Tenant elects to terminate this Lease pursuant to this Section 12.3, Tenant shall give Landlord Notice of its election to terminate within ten (10) days after the date of such damage or destruction, and this Lease shall terminate thirty (30) days after the date of such Notice.

         12.4. EFFECT OF TERMINATION. If this Lease is terminated following a Casualty pursuant to Section 12.2 or Section 12.3, Landlord shall, subject to the rights of the Mortgagees, be entitled to receive and retain all the insurance proceeds resulting from or attributable to such Casualty, except for those proceeds payable under policies obtained by Tenant which specifically insure Tenant's Personal Property. If neither party exercises any such right to terminate this Lease, this Lease will continue in full force and effect, and Landlord shall, promptly following the tenth (10th) day after the date of such Casualty and receipt of the amounts set forth in clause (i) of Section 12.2, commence the process of obtaining necessary permits and approvals for the repair of the Premises, and shall commence such repair and prosecute the same diligently to completion as soon thereafter as is practicable. Tenant shall fully cooperate with Landlord in removing Tenant's Personal Property and any debris from the Premises to facilitate the making of such repairs.

         12.5. LIMITED OBLIGATION TO REPAIR. Landlord's obligation, should it elect or be obligated to repair the Premises following a Casualty, shall be limited to the basic Building [and Tenant Improvements] [DELETED] and Tenant shall, at its expense, replace or fully repair all Tenant's Personal Property and any Alterations installed by Tenant existing at the time of such Casualty. [If the Premises are to be repaired in accordance with the foregoing, Tenant shall make available to Landlord any portion of insurance proceeds it receives which are allocable to the Tenant Improvements.] [DELETED]

         12.6. ABATEMENT OF MONTHLY RENT. During any period when Landlord or Landlord's Architect reasonably determines that there is substantial interference with Tenant's use of the Premises by reason of a Casualty, Monthly Rent shall be temporarily abated in proportion to the degree of such substantial interference, but only to the extent of any business interruption or loss of income insurance proceeds received by Landlord from Tenant's insurance described in Section 11.2. Such abatement shall commence upon the date Tenant notifies Landlord of such Casualty and shall end upon the Substantial Completion of the repair of the Premises which Landlord undertakes or is obligated to undertake hereunder. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the Premises, Tenant's Personal Property or other damage or any inconvenience occasioned by a Casualty or by the repair or restoration of the Premises thereafter, including, but not limited to, any consequential damages, opportunity costs or lost profits incurred or suffered by Tenant. Tenant hereby waives the provisions of Section 1932(2) and Section 1933(4) of the California Civil Code, and the provisions of any similar or successor statutes.

         12.7. LANDLORD'S DETERMINATION. The determination in good faith by Landlord's Architect of or relating to the estimated cost of repair of any damage, replacement cost, the time period required for repair or the interference with or suitability of the Premises for Tenant's use or occupancy shall be conclusive for purposes of this Article XII and Article XIII.



                                  ARTICLE XIII

                                  CONDEMNATION

         13.1. TOTAL TAKING--TERMINATION. If title to the Premises or so much thereof is taken for any public or quasi-public use under any statute or by right of eminent domain so that reconstruction of the Premises will not result in the Premises being reasonably suitable for Tenant's continued occupancy for the uses and purposes permitted by this Lease, this Lease shall terminate as of the date possession of the Premises or part thereof is so taken.

         13.2. PARTIAL TAKING. If any part of the Premises is taken for any public or quasi-public use under any statute or by right of eminent domain and the remaining part is reasonably suitable for Tenant's continued occupancy for the uses permitted by this Lease, this Lease shall, as to the part so taken, terminate as of the date that possession of such part of the Premises is taken and the Monthly Rent shall be reduced in the same proportion that the floor area of the portion of the Premises so taken (less any addition thereto by reason of any reconstruction) bears to the original floor area of the Premises, as reasonably determined by Landlord or Landlord's Architect. Landlord shall, at its own cost and expense, make all necessary repairs or alterations to the Premises so as to make the portion of the Premises not taken a complete architectural unit. Such work shall not, however, exceed the scope of the work done by Landlord in originally constructing the Premises. If severance damages from the condemning authority are not available to Landlord in sufficient amounts to permit such restoration, Landlord may terminate this Lease upon Notice to Tenant. Monthly Rent due and payable hereunder shall be temporarily abated during such restoration period in proportion to the degree to which there is substantial interference with Tenant's use of the Premises, as reasonably determined by Landlord or Landlord's Architect. Each party hereby waives the provisions of Section 1265.130 of the California Code of Civil Procedure and any present or future law allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Building or Premises.

         13.3. NO APPORTIONMENT OF AWARD. No award for any partial or total taking shall be apportioned, it being agreed and understood that Landlord shall be entitled to the entire award for any partial or entire taking. Tenant assigns to Landlord its interest in any award which may be made in such taking or condemnation, together with any and all rights of Tenant arising in or to the same or any part thereof. Nothing contained herein shall be deemed to give Landlord any interest in or require Tenant to assign to Landlord any separate award made to Tenant for the taking of Tenant's Personal Property, for the interruption of Tenant's business or its moving costs, or for the loss of its goodwill.

         13.4. TEMPORARY TAKING. No temporary taking of the Premises (which for purposes hereof shall mean a taking of all or any part of the Premises for one hundred eighty (180) days or less) shall terminate this Lease or give Tenant any right to any abatement of Rent. Any award made to Tenant by reason of such temporary taking shall belong entirely to Tenant and Landlord shall not be entitled to share therein. Each party agrees to execute and deliver to the other all instruments that may be required to effectuate the provisions of this
Section 13.4.

         13.5. SALE UNDER THREAT OF CONDEMNATION. A sale made in good faith to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes of this Article XIII.



                                   ARTICLE XIV

                            ASSIGNMENT AND SUBLETTING

         14.1. PROHIBITION. Tenant shall not directly or indirectly, voluntarily or by operation of law, assign (which term shall include any transfer, assignment, pledge, mortgage or hypothecation) this Lease, or any right or interest hereunder, or sublet the Premises or any part thereof, or allow any other person or entity to occupy or use all or any part of the Premises without first obtaining the written consent of Landlord in each instance, which consent shall not be unreasonably withheld. No assignment, encumbrance, subletting, or other transfer in violation of the terms of this Article XIV, whether voluntary or involuntary, by operation of law, under legal process or proceedings, by receivership, in bankruptcy, or otherwise shall be valid or effective and, at the option of Landlord, shall constitute an Event of Default under this Lease. To the extent not prohibited by provisions of the Bankruptcy Code of 1978, 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code"), Tenant on behalf of itself, creditors, administrators and assigns waives the applicability of Sections 541(c) and 365(e) of the Bankruptcy Code unless the proposed assignee of the trustee for the estate of the bankrupt meets Landlord's standards for consent as set forth below. Landlord has entered into this Lease with Tenant in order to obtain for the benefit of the Project the unique attraction of Tenant's name and business; the foregoing prohibition on assignment or subletting is expressly agreed to by Tenant in consideration of such fact. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

         14.2. LANDLORD'S CONSENT. In the event Landlord consents to any assignment or subletting, such consent shall not constitute a waiver of any of the restrictions of this Article XIV and the same shall apply to each successive assignment or subletting hereunder, if any. In no event shall Landlord's consent to an assignment or subletting affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), or relieve Tenant of any of its obligations hereunder without an express written release being given by Landlord. In the event that Landlord shall consent to an assignment or subletting under this Article XIV, such assignment or subletting shall not be effective until the assignee or sublessee shall assume all of the obligations of this Lease on the part of Tenant to be performed or observed and whereby the assignee or sublessee shall agree that the provisions contained in this Lease shall, notwithstanding such assignment or subletting, continue to be binding upon it with respect to all future assignments and sublettings. Such assignment or sublease agreement shall be duly executed and a fully executed copy thereof shall be delivered to Landlord, and Landlord may collect Monthly Rent and Additional Rent due hereunder directly from the assignee or sublessee. Collection of Monthly Rent and Additional Rent directly from an assignee or sublessee shall not constitute a consent or a waiver of the necessity of consent to such assignment or subletting, nor shall such collection constitute a recognition of such assignee or sublessee as the Tenant hereunder or a release of Tenant from the performance of all of its obligations hereunder.

         14.3. INFORMATION. Regardless of whether Landlord's consent is required under this Article XIV, Tenant shall notify Landlord in writing of Tenant's intent to assign this Lease or any right or interest hereunder, or to sublease the Premises or any part thereof, and of the name of the proposed assignee or sublessee, the nature of the proposed assignee's or sublessee's business to be conducted on the Premises, the terms and provisions of the proposed assignment or sublease, a copy of the proposed assignment or sublease form, and such other information as Landlord may reasonably request concerning the proposed assignee or sublessee, including, but not limited to, net worth, income statements and other financial statements for a two-year period preceding Tenant's request for consent, evidence of insurance complying with the requirements of Article XI, and the fee described in Section 14.7.

         14.4. STANDARD FOR CONSENT. Landlord shall, within thirty (30) days of receipt of such Notice and all information requested by Landlord concerning the proposed assignee or sublessee, elect to take one of the following actions:

                  (a) consent to such proposed assignment or sublease;

                  (b) refuse to consent to such proposed assignment or sublease, which refusal shall be on reasonable grounds; or

                  (c) if Tenant proposes to sublease all or part of the Premises for the entire remaining Term, Landlord may, at its option exercised by thirty (30) days Notice to Tenant, elect to recapture such portion of the Premises as Tenant proposes to sublease and as of the thirtieth
         (30th) day after Landlord so notifies Tenant of its election to recapture, this Lease shall terminate as to the portion of the Premises recaptured and the Monthly Rent payable under this Lease shall be reduced in the same proportion that the floor area of that portion of the Premises so recaptured bears to the floor area of the Premises prior to such recapture.

         Tenant agrees, by way of example and without limitation, that it shall not be unreasonable for Landlord to withhold its consent to a proposed assignment or subletting if any of the following situations exist or may exist:

                  (i) Landlord determines that the proposed assignee's or sublessee's use of the Premises conflicts with Article V or Article VI, presents an unacceptable risk, as determined by Landlord, under Article VI, or conflicts with any other provision under this Lease;

                  (ii) Landlord determines that the proposed assignee or sublessee is not as financially responsible as Tenant as of the date of Tenant's request for consent or as of the effective date of such assignment or subletting;

                  (iii) Landlord determines that the proposed assignee or sublessee lacks sufficient business reputation or experience to conduct on the Premises a business of a type and quality equal to that conducted by Tenant;

                  (iv) Landlord determines that the proposed assignment or subletting would breach a covenant, condition or restriction in some other lease, financing agreement or other agreement relating to the Project, the Building, the Premises or this Lease; or

                  (v) An Event of Default has occurred and is continuing at the time of Tenant's request for Landlord's consent, or as of the effective date of such assignment or subletting.

         Tenant acknowledges that if Tenant has any exterior sign rights under this Lease, such rights are personal to Tenant and may not be assigned or transferred to any assignee of this Lease or sublessee of the Premises without Landlord's prior written consent, which consent may be withheld in Landlord's sole and absolute discretion.

         14.5. BONUS VALUE. Tenant agrees that fifty percent (50%) of any amounts paid by the assignee or sublessee, however described, in excess of (i) the Monthly Rent payable by Tenant hereunder (or, in the case of sublease of a portion of the Premises, in excess of the Monthly Rent reasonably allocable to such portion), plus (ii) Tenant's direct out-of-pocket costs which Tenant certifies to Landlord have been paid to provide occupancy related services to such assignee or sublessee of a nature commonly provided by landlords of similar space, shall be the property of Landlord and such amounts shall be payable directly to Landlord by the assignee or sublessee. At Landlord's request, a written agreement shall be entered into by and among Tenant, Landlord and the proposed assignee or sublessee confirming the requirements of this Section 14.5.

         14.6. CERTAIN TRANSFERS. The sale of all or substantially all of Tenant's assets (other than bulk sales in the ordinary course of business), or, if Tenant is a corporation, an unincorporated association, or a partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of twenty-five percent (25%) (except for publicly traded shares of stock constituting a transfer of twenty-five percent (25%) or more in the aggregate, so long as no change in the controlling interests of Tenant occurs as a result thereof) shall be deemed an assignment within the meaning and provisions of this
Article XIV.

         14.7. LANDLORD'S FEE AND EXPENSES. If Tenant requests Landlord's consent to an assignment or subletting by Tenant under this Lease or any financing waiver, consent or similar document, or any other consent or approval not expressly provided for in this Lease, Tenant shall pay to Landlord a fee of Five Hundred Dollars ($500) and all of Landlord's out-of-pocket expenses, including, but not limited to, attorneys' fees reasonably incurred related to such matter, whether or not the assignment or subletting is approved or consent is given.

         14.8. TRANSFER OF THE PREMISES BY LANDLORD. Upon any conveyance of the Premises and assignment by Landlord of this Lease, Landlord shall and is hereby entirely released from all liability under any and all of its covenants and obligations contained in or derived from this Lease occurring after the date of such conveyance and assignment, and Tenant agrees to attorn to any entity purchasing or otherwise acquiring the Premises.



                                   ARTICLE XV

                              DEFAULTS AND REMEDIES

         15.1. TENANT'S DEFAULT. At the option of Landlord, a default under this Lease by Tenant shall exist if any of the following events shall occur (each is called an "Event of Default"):

                  (a) Tenant fails to pay the Rent payable hereunder, as and when due, for a period of three (3) days after Notice by Landlord; provided, however, the Notice given hereunder shall be in lieu of, and not in addition to, any notice required under Section 1161, et seq., of the California Code of Civil Procedure;

                  (b) Tenant attempts to make or suffers to be made any transfer, assignment or subletting, except as provided in Article XIV hereof;

                  (c) Any of Tenant's rights under this Lease are sold or otherwise transferred by or under court order or legal process or otherwise or if any of the actions described in Section 15.2 are taken by or against Tenant or any Guarantor;

                  (d) The Premises are used for any purpose other than as permitted pursuant to Article V;

                  (e) Tenant vacates or abandons the Premises or fails to continuously and uninterruptedly conduct its business in the Premises;

                  (f) Any representation or warranty given by Tenant under or in connection with this Lease proves to be materially false or misleading;

                  (g) Tenant fails to timely comply with the provisions of
Article VI ("Hazardous Materials"), Article XIV ("Assignment and Subletting"),
Article XVI ("Subordination; Estoppel Certificate; Financials"), Section 21.5 ("Modifications for Mortgagees") or Section 21.19 ("Authority"); or

                  (h) Tenant fails to observe, keep, perform or cure within fifteen (15) days after Notice by Landlord any of the other terms, covenants, agreements or conditions contained in this Lease or those set forth in any other agreements or rules or regulations which Tenant is obligated to observe or perform. In the event such default reasonably could not be cured or corrected within such fifteen-day period, but is reasonably susceptible to cure or correction, then Tenant shall not be in default hereunder if Tenant commences the cure or correction of such default within such fifteen-day period and diligently prosecutes the same to completion after commencing such cure or correction. The Notice required by this subparagraph 15.1(h) shall be in lieu of, and not in addition to, any notice required under Section 1161, et seq., of the California Code of Civil Procedure.

Notices given under this Section 15.1 shall specify the alleged default and shall demand that Tenant perform the provisions of this Lease or pay the Rent that is in arrears, as the case may be, within the applicable period of time, or quit the Premises. No such Notice shall be deemed a forfeiture or a termination of this Lease unless Landlord so elects in the Notice.

         15.2. BANKRUPTCY OR INSOLVENCY. In no event shall this Lease be assigned or assignable by operation of law and in no event shall this Lease be an asset of Tenant in any receivership, bankruptcy, insolvency or reorganization proceeding. In the event:

                  (a) A court makes or enters any decree or order adjudging Tenant to be insolvent, or approving as properly filed by or against Tenant a petition seeking reorganization or other arrangement of Tenant under any provisions of the Bankruptcy Code or any applicable state law, or directing the winding up or liquidation of Tenant and such decree or order shall have continued for a period of thirty (30) days;

                  (b) Tenant makes or suffers any transfer which constitutes a fraudulent or otherwise avoidable transfer under any provisions of the Bankruptcy Code or any applicable state law;

                  (c) Tenant assigns its assets for the benefit of its creditors; or

                  (d) The material part of the property of Tenant or any property essential to Tenant's business or of Tenant's interest in this Lease is sequestered, attached or executed upon, and Tenant fails to secure a return or release of such property within ten (10) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier;

then this Lease shall, at Landlord's election, immediately terminate and be of no further force or effect whatsoever, without the necessity for any further action by Landlord, except that Tenant shall not be relieved of obligations which have accrued prior to the date of such termination. Upon such termination, the provisions herein relating to the expiration or earlier termination of this Lease shall control and Tenant shall immediately surrender the Premises in the condition required by the provisions of this Lease. Additionally, Landlord shall be entitled to all relief, including recovery of damages from Tenant, which may from time to time be permitted, or recoverable, under the Bankruptcy Code or any other applicable state laws.

         15.3. LANDLORD'S REMEDIES. Upon the occurrence of an Event of Default, then, in addition to and without waiving any other rights and remedies available to Landlord at law or in equity or otherwise provided in this Lease, Landlord may, at its option, cumulatively or in the alternative, exercise the following remedies:

                  (a) Landlord may terminate Tenant's right to possession of the Premises, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. No act by Landlord other than giving Notice to Tenant of Landlord's election to terminate Tenant's right to possession shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. Termination shall terminate Tenant's right to possession of the Premises but shall not relieve Tenant of any obligation under this Lease which has accrued prior to the date of such termination. Upon such termination, Landlord shall have the right to re-enter the Premises, and remove all persons and property, and Landlord shall also be entitled to recover from
Tenant:

                  (i) The worth at the time of award of the unpaid Monthly Rent and Additional Rent which had been earned at the time of termination;

                  (ii) The worth at the time of award of the amount by which the unpaid Monthly Rent and Additional Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

                  (iii) The worth at the time of award of the amount by which the unpaid Monthly Rent and Additional Rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided;

                  (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result from Tenant's default, including, but not limited to, the cost of recovering possession of the Premises, commissions and other expenses of reletting, including necessary repair, demolition and renovation of the Premises to the condition existing immediately prior to Tenant's occupancy, the unamortized portion of any Tenant Improvements and brokerage commissions funded by Landlord in connection with this Lease, the cost of rectifying any damage to the Premises occasioned by the act or omission of Tenant, reasonable attorneys' fees, and any other reasonable costs; and

                  (v) At Landlord's election, all other amounts in addition to or in lieu of the foregoing as may be permitted by law.

         As used in subsections (i) and (ii) above, the "worth at the time of award" shall be computed by allowing interest at the maximum legal rate permitted by law. As used in subsection (iii) above, the "worth at the time of award" shall be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

                  (b) Landlord may elect not to terminate Tenant's right to possession of the Premises, in which event this Lease will continue in full force and effect as long as Landlord does not terminate Tenant's right to possession, and Landlord may continue to enforce all of its rights and remedies under this Lease, including the right to collect all Rent as it becomes due. In the event that Landlord elects to avail itself of the remedy provided by this subparagraph 15.3(b), Landlord shall not unreasonably withhold its consent to an assignment or subletting of the Premises subject to the reasonable standards for Landlord's consent as are contained in this Lease. In addition, in the event Tenant has entered into a sublease which is valid under the terms of this Lease, Landlord may also, at its option, cause Tenant to assign to Landlord the interest of Tenant under said sublease, including, but not limited to, Tenant's right to payment of Rent as it becomes due. Landlord may elect to enter the Premises and relet them, or any part of them, to third parties for Tenant's account. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, but not limited to, broker's commissions, expenses of cleaning and remodeling the Premises required by the reletting, attorneys' fees and like costs. Reletting can be for a period shorter or longer than the remaining Term of this Lease and for the entire Premises or any portion thereof. Tenant shall pay to Landlord the Monthly Rent and Additional Rent due under this Lease on the dates the Monthly Rent and such Additional Rent are due, less the Rent Landlord actually collects from any reletting. Except as provided in the preceding sentence, if Landlord relets the Premises or any portion thereof, such reletting shall not relieve Tenant of any obligation hereunder. Notwithstanding the above, no act by Landlord allowed by this subparagraph 15.3(b) shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease.

         15.4. NO SURRENDER. Tenant waives any right of redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law in the event Tenant is evicted or Landlord takes possession of the Premises by reason of an Event of Default. No act or thing done by Landlord or Landlord's Agents during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender shall be valid unless in writing and signed by Landlord. No employee of Landlord or of Landlord's Agents shall have any power to accept the keys to the Premises prior to the termination of this Lease, and the delivery of the keys to any employee shall not operate as a termination of this Lease or a surrender of the Premises.

         15.5. INTEREST ON LATE PAYMENTS. Any Rent due under this Lease that is not paid to Landlord within three (3) days of the date when due shall commence to bear interest at the Applicable Rate until fully paid. Neither the accrual nor the payment of interest shall cure any default by Tenant under this Lease.

         15.6. ATTORNEYS' AND OTHER FEES. All sums reasonably incurred by Landlord in connection with an Event of Default or holding over of possession by Tenant after the expiration or termination of this Lease, including, but not limited to, all costs, expenses and actual accountants', appraisers', attorneys' and other professional fees, and any collection agency or other collection charges, shall be due and payable by Tenant to Landlord on demand, and shall bear interest at the Applicable Rate from the date of such demand until paid by Tenant. In addition, in the event that any action shall be instituted by either of the parties hereto for the enforcement of any of its rights in and under this Lease, the party in whose favor judgment shall be rendered shall be entitled to recover from the other party all expenses reasonably incurred by the prevailing party in such action, including actual costs and reasonable attorneys' fees.

         15.7. LANDLORD'S DEFAULT. Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within thirty (30) days after receipt of Notice by Tenant to Landlord (and the Mortgagees who have provided Tenant with notice) specifying the nature of such default; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty
(30) day period and thereafter diligently prosecutes the same to completion.

         15.8. LIMITATION OF LANDLORD'S LIABILITY. The obligations of Landlord do not constitute the personal obligations of the individual partners, trustees, directors, officers or shareholders of Landlord or its constituent partners. If Landlord shall fail to perform any covenant, term, or condition of this Lease upon Landlord's part to be performed, Tenant shall be required to deliver to Landlord Notice of the same. If, as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Building and out of rent or other income from such property receivable by Landlord or out of consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title or interest in the Building, and no action for any deficiency may be sought or obtained by Tenant.

         15.9. MORTGAGEE PROTECTION. Upon any default on the part of Landlord, Tenant will give notice by registered or certified mail to any Mortgagee who has provided Tenant with notice of its interest together with an address for receiving notice, and shall offer such Mortgagee a reasonable opportunity to cure the default (which in no event shall be less than sixty (60) days), including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary, to effect a cure. Tenant agrees that each of the Mortgagees to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of Monthly Rent more than one (1) month in advance without the prior written consent of such Mortgagee. Tenant waives any right under California Civil Code Section 1950.5 or any other present or future law to the collection of any deposit from such Mortgagee or any purchaser at a foreclosure sale of such Mortgagee's interest unless such Mortgagee or such purchaser shall have actually received and not refunded the deposit. Tenant agrees to make all payments under this Lease to the Mortgagee with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such Mortgagee. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such Mortgagee's loan to Landlord.

         15.10. LANDLORD'S RIGHT TO PERFORM. If Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease, Landlord may (but shall not be obligated to), at Tenant's expense, and without waiving or releasing Tenant from any obligation of Tenant under this Lease, make such payment or perform such other act to the extent Landlord may deem desirable, and in connection therewith, pay expenses and employ counsel. All sums paid by Landlord and all penalties, interest and costs, including, but not limited to, collection costs and attorneys' fees reasonably incurred in connection therewith, shall be due and payable by Tenant to Landlord, as an item of Additional Rent, on demand by Landlord, together with interest thereon at the Applicable Rate from the date of such demand until paid by Tenant.

         15.11. LIMITATION OF ACTIONS AGAINST LANDLORD. Any claim, demand or right of any kind by Tenant which is based upon or arises in connection with this Lease shall be barred unless Tenant commences an action thereon within six
(6) months after the date that the act, omission, event or default upon which the claim, demand or right arises, has occurred.

         15.12. WAIVER OF JURY TRIAL. To the full extent permitted by law, Tenant hereby waives the right to trial by jury in any action, proceeding or counterclaim brought by Tenant on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises and/or any claim of injury or damage.



                                   ARTICLE XVI

                 SUBORDINATION; ESTOPPEL CERTIFICATE; FINANCIALS

         16.1. SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any Mortgagee or any ground lessor with respect to the land of which the Premises are a part, this Lease shall be subject and subordinate at all times to (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building, and (ii) the lien of any Mortgage which may now exist or hereafter be executed in any amount for which the Project, the Building, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Landlord or any such Mortgagee or ground lessor shall have the right, at its election, to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. No subordination shall permit material interference with Tenant's rights hereunder, and any ground lessor or Mortgagee shall recognize Tenant and its permitted successors and assigns as the tenant of the Premises and shall not disturb Tenant's right to quiet possession of the Premises during the Term so long as no Event of Default has occurred and is continuing under this Lease. If Landlord's interest in the Premises is acquired by any ground lessor or Mortgagee, or in the event proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any Mortgage made by Landlord covering the Premises or any part thereof, or in the event a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination and upon the request of such successor in interest to Landlord, attorn to and become the Tenant of the successor in interest to Landlord and recognize such successor in interest as the Landlord under this Lease. Although this Section 16.1 is self-executing, Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, or any Mortgagee or ground lessor, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such Mortgage, or evidencing the attornment of Tenant to any successor in interest to Landlord as herein provided. Tenant's failure to timely execute and deliver such additional documents shall, at Landlord's option, constitute an Event of Default hereunder.

         16.2. ESTOPPEL CERTIFICATE. Tenant shall within ten (10) days following written request by Landlord, execute and deliver to Landlord any documents, including estoppel certificates, in a form required by Landlord (i) certifying that this Lease is unmodified and in full force and effect or, if modified, attaching a copy of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the Rent and other charges are paid in advance, if any, (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord or stating the nature of any uncured defaults, (iii) evidencing the status of this Lease as may be required by a Mortgagee or a purchaser of the Premises, (iv) certifying the current Monthly Rent amount and the amount and form of Security Deposit on deposit with Landlord, and (v) certifying to such other information as Landlord, Landlord's Agents, Mortgagees and prospective purchasers may reasonably request, including, but not limited to, any requested information regarding Hazardous Materials. Tenant's failure to deliver an estoppel certificate within ten (10) days after delivery of Landlord's written request therefor shall constitute an Event of Default hereunder.

         16.3. FINANCIAL INFORMATION. Tenant shall deliver to Landlord, prior to the execution of this Lease, and within ten (10) days following written request therefor by Landlord at any time during the Term, Tenant's current financial statements, and Tenant's financial statements for the two (2) years prior to the current fiscal financial statement's year, certified to be true, accurate and complete by the chief financial officer of Tenant, including a balance sheet and profit and loss statement for the most recent prior year (collectively, the "Statements"), which Statements shall accurately and completely reflect the financial condition of Tenant. Landlord agrees that it will keep the Statements confidential, except that Landlord shall have the right to deliver the same to any proposed purchaser of the Premises, the Project or any portion thereof, and to the Mortgagees of Landlord or such purchaser. Tenant acknowledges that Landlord is relying on the Statements in its determination to enter into this Lease, and Tenant represents to Landlord, which representation shall be deemed made on the date of this Lease and again on the Commencement Date, that no material change in the financial condition of Tenant, as reflected in the Statements, has occurred since the date Tenant delivered the Statements to Landlord. If any material change in Tenant's financial condition, as reflected in the Statements, occurs prior to the date of this Lease or prior to the Commencement Date, as the case may be, or if Tenant fails to inform Landlord of any such material change, Landlord shall have the right, in addition to any other rights and remedies of Landlord, to terminate this Lease by notice to Tenant given within thirty (30) days after Landlord learns of such material change.



                                  ARTICLE XVII

                               SIGNS AND GRAPHICS

         Landlord shall designate the location on the Premises, if any, for one
(1) or more identification signs for Tenant. Tenant shall have no right to maintain identification signs in any other location in, on or about the Premises and shall not display or erect any other signs, displays or other advertising materials that are visible from the exterior of the Building. The size, design, color and other physical aspects of permitted signs shall be subject to Landlord's written approval prior to installation, which approval may be withheld in Landlord's discretion, any Restrictions and any applicable municipal or other governmental permits and approvals. All such signs and graphics shall conform to the Sign Criteria set forth in EXHIBIT J. The cost of all signs and graphics, including the installation, maintenance and removal thereof, shall be at Tenant's sole cost and expense. If Tenant fails to maintain its signs, or if Tenant fails to remove same upon termination of this Lease and repair any damage caused by such removal (including, but not limited to, repainting the affected area, if required by Landlord), Landlord may do so at Tenant's expense. All sums reasonably disbursed, deposited or incurred by Landlord in connection with such removal, including, but not limited to, all costs, expenses and actual attorneys' fees, shall be due and payable by Tenant to Landlord on demand by Landlord, together with interest thereon at the Applicable Rate from the date of such demand until paid by Tenant.



                                  ARTICLE XVIII

                                 QUIET ENJOYMENT

         Landlord covenants that Tenant, upon performing the terms, conditions and covenants of this Lease, shall have quiet and peaceful possession of the Premises as against any person claiming the same by, through or under Landlord.



                                   ARTICLE XIX

                             SURRENDER; HOLDING OVER

         19.1. SURRENDER OF THE PREMISES. Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord in its condition existing as of the Commencement Date, normal wear and tear and acts of God excepted, with all interior walls in good repair, all carpets shampooed and cleaned, the HVAC equipment, plumbing, electrical and other mechanical installations in good operating order and all floors cleaned and waxed, all to the reasonable satisfaction of Landlord. Tenant shall remove from the Premises all of Tenant's Alterations which Landlord requires Tenant to remove pursuant to Section 8.1 and all Tenant's Personal Property, [(including without limitation, to the extent required by Landlord, all plumbing lines, ductwork and hardware in connection therewith)] [ADDED] and shall repair any damage and perform any restoration work caused by such removal. If Tenant fails to remove such Alterations and Tenant's Personal Property which Tenant is authorized and obligated to remove pursuant to the above, and such failure continues after the termination of this Lease, Landlord may retain such property and all rights of Tenant with respect to it shall cease, or Landlord may place all or any portion of such property in public storage for Tenant's account. Tenant shall pay to Landlord, upon demand, the costs of removal of any such Alterations and Tenant's Personal Property and storage and transportation costs of same, and the cost of repairing and restoring the Premises, together with attorneys' fees and interest on said amounts at the Applicable Rate from the date of expenditure by Landlord. If the Premises are not so surrendered at the termination of this Lease, Tenant hereby agrees to indemnify Landlord and Landlord's Agents against all loss or liability resulting from any delay by Tenant in so surrendering the Premises, including, but not limited to, any claims made by any succeeding tenant, losses to Landlord due to lost opportunities to lease to succeeding tenants, and actual attorneys' fees and costs.

         19.2. HOLDING OVER. If Tenant remains in possession of all or any part of the Premises after the expiration of the Term with the prior written consent of Landlord, such possession shall constitute a month-to-month tenancy only and shall not constitute a renewal or extension for any further term. If Tenant remains in possession of all or any part of the Premises after the expiration of the Term without the prior written consent of Landlord, such possession shall constitute a tenancy at sufferance. In either of such events, Monthly Rent shall be increased to an amount equal to one hundred fifty percent (150%) of the Monthly Rent payable during the last month of the Term, and any other sums due hereunder shall be payable in the amounts and at the times specified in this Lease. Any such tenancy shall be subject to every other term, condition, and covenant contained in this Lease.



                                   ARTICLE XX

                      [CONSTRUCTION OF TENANT IMPROVEMENTS

         The obligations of Landlord and Tenant, if any, with respect to the Tenant Improvements, are set forth in the Work Letter attached as EXHIBIT C. It is acknowledged and agreed that all Tenant Improvements under this Lease are and shall be the property of Landlord from and after their installation.] [DELETED]


                                   ARTICLE XXI

                    MISCELLANEOUS AND INTERPRETIVE PROVISIONS

         21.1. BROKER. Landlord and Tenant each warrant and represent to the other that neither has had any dealings with any real estate broker, agent or finder in connection with the negotiation of this Lease or the introduction of the parties to this transaction, except for the Broker (whose commission shall be paid by Landlord), and that it knows of no other real estate broker, agent or finder who is or might be entitled to a commission or fee in connection with this Lease. In the event of any additional claims for brokers' or finders' fees with respect to this Lease, Tenant shall indemnify, hold harmless, protect and defend Landlord from and against such claims if they shall be based upon any statement or representation or agreement made by Tenant (including without limitation any claims by or on behalf of J. Michael Lanni or Western Financial Group), and Landlord shall indemnify, hold harmless, protect and defend Tenant from and against such claims if they shall be based upon any statement, representation or agreement made by Landlord (including without limitation any claims by or on behalf of Michael Clayton or JD Commercial Brokerage Incorporated).

         21.2. EXAMINATION OF LEASE. Submission of this Lease for examination or signature by Tenant does not create a reservation of or option to lease. This Lease shall become effective and binding only upon full execution of this Lease by both Landlord and Tenant.

         21.3. NO RECORDING. Tenant shall not record this Lease or any memorandum of this Lease without Landlord's prior written consent, but if Landlord so requests, Tenant agrees to execute, have acknowledged and deliver a memorandum of this Lease in recordable form which Landlord thereafter may file for record.

         21.4. QUITCLAIM. Upon any termination of this Lease, Tenant shall, at Landlord's request, execute, have acknowledged and deliver to Landlord an instrument in writing releasing and quitclaiming to Landlord all right, title and interest of Tenant in and to the Premises by reason of this Lease or otherwise.

         21.5. MODIFICATIONS FOR MORTGAGEES. If in connection with obtaining financing for the Premises or any portion thereof, Landlord's Mortgagees shall request reasonable modifications to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not adversely affect Tenant's rights hereunder. Tenant's failure to so consent shall constitute an Event of Default under this Lease.

         21.6. NOTICE. Any Notice required or desired to be given under this Lease shall be in writing and shall be addressed to the address of the party to be served. The addresses of Landlord and Tenant are as set forth in Items 1 and 3, respectively, of the Basic Lease Provisions, except that (a) prior to the Commencement Date, the address for Notices to Tenant shall be as set forth opposite Tenant's signature on this Lease, and (b) from and after the Commencement Date, notwithstanding the addresses for Tenant set forth in Item 3 of the Basic Lease Provisions, all Notices regarding the operation and maintenance of the Project shall be delivered to Tenant at the Premises. Each such Notice shall be deemed effective and given (i) upon receipt, if personally delivered (which shall include delivery by courier or overnight delivery service), (ii) upon being telephonically confirmed as transmitted, if sent by telegram, telex or telecopy, (iii) two (2) business days after deposit in the United States mail in Orange County or in the county in which the Premises are located, certified and postage prepaid, properly addressed to the party to be served, or (iv) upon receipt if sent in any other way. Any party hereto may from time to time, by Notice to the other in accordance with this Section 21.6, designate a different address than that set forth above for the purposes of Notice.

         21.7. CAPTIONS. The captions and headings used in this Lease are for the purpose of convenience only and shall not be construed to limit or extend the meaning of any part of this Lease.

         21.8. EXECUTED COPY. Any fully executed copy of this Lease shall be deemed an original for all purposes.

         21.9. TIME. Time is of the essence for the performance of each term, condition and covenant of this Lease.

         21.10. SEVERABILITY. If any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

         21.11. SURVIVAL. All covenants and indemnities set forth herein which contemplate the payment of sums, or the performance by Tenant after the Term or following an Event of Default, including specifically, but not limited to, the covenants and indemnities set forth in Section 5.3, Article VI, Article VII,
Section 8.1, Section 9.2, Section 11.1, Section 11.10, Article XV, and Article XIX, and all representations and warranties of Tenant, shall survive the expiration or sooner termination of this Lease.

         21.12. CHOICE OF LAW. This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

         21.13. GENDER; SINGULAR, PLURAL. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, the singular includes the plural and the plural includes the singular.

         21.14. NON-AGENCY. It is not the intention of Landlord or Tenant to create hereby a relationship of master-servant or principal-agent, and under no circumstance shall Tenant herein be considered the agent of Landlord, it being the sole purpose and intent of the parties hereto to create a relationship of landlord and tenant.

         21.15. SUCCESSORS. The terms, covenants, conditions and agreements contained in this Lease shall, subject to the provisions as to assignment, subletting, and bankruptcy contained herein and any other provisions restricting successors or assigns, apply to and bind the heirs, successors, legal representatives and assigns of the parties hereto.

         21.16. WAIVER; REMEDIES CUMULATIVE. The waiver by either party of any term, covenant, agreement or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant, agreement or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of this Lease be construed to waive or to lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with all of the provisions of this Lease. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any provisions, covenant, agreement or condition of this Lease, other than the failure of Tenant to pay the particular Rent payment so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent payment. Landlord's acceptance of any check, letter or payment shall in no event be deemed an accord and satisfaction, and Landlord shall accept the check, letter or payment without prejudice to Landlord's right to recover the balance of the Rent or pursue any other remedy available to it. The rights and remedies of either party under this Lease shall be cumulative and in addition to any and all other rights and remedies which either party has or may have.

         21.17. UNAVOIDABLE DELAY. Except for the monetary obligations of Tenant under this Lease, neither party shall be chargeable with, liable for, or responsible to the other for anything or in any amount for any Unavoidable Delay and any Unavoidable Delay shall not be deemed a breach of or default in the performance of this Lease, it being specifically agreed that any time limit provision contained in this Lease (other than the scheduled expiration of the Term) shall be extended for the same period of time lost by Unavoidable Delay.

         21.18. ENTIRE AGREEMENT. This Lease is the entire agreement between the parties, and supersedes any prior agreements, representations, negotiations or correspondence between the parties except as expressed herein. Except as otherwise provided herein, no subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

         21.19. AUTHORITY. If Tenant is a corporation or a partnership, each individual executing this Lease on behalf of the corporation or partnership, as the case may be, represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said entity in accordance with its corporate bylaws, statement of partnership or certificate of limited partnership, as the case may be, and that this Lease is binding upon said entity in accordance with its terms. If Tenant is a corporation, Tenant shall, if requested by Landlord, within thirty (30) days after execution of this Lease and prior to entering into possession of the Premises, deliver to Landlord a certified copy of a resolution of the Board of Directors of the corporation or certificate of the Secretary of the corporation, authorizing, ratifying or confirming the execution of this Lease. If Tenant is a partnership, Tenant shall, if requested by Landlord, within thirty (30) days after the execution of this Lease and prior to entering into possession of the Premises, deliver to Landlord a certified copy of its partnership agreement authorizing such execution.

         21.20. GUARANTY. As a condition to the execution of this Lease by Landlord, the obligations, covenants and performance of the Tenant as herein provided shall be guaranteed in writing by the Guarantor listed in Item 14 of the Basic Lease Provisions, if any, on a form of guarantee provided by Landlord.

         21.21. EXHIBITS; REFERENCES. All exhibits, amendments, riders and addenda attached to this Lease are hereby incorporated into and made a part of this Lease. In the event of variation or discrepancy, the duplicate original hereof (including exhibits, amendments, riders and addenda, if any, specified above) held by Landlord shall control. All references in this Lease to Articles, Sections, Exhibits, Riders and clauses are made, respectively, to Articles, Sections, Exhibits, Riders and clauses of this Lease, unless otherwise specified.

         21.22. BASIC LEASE PROVISIONS. The Basic Lease Provisions at the beginning of this Lease are intended to provide general information only. In the event of any inconsistency between the Basic Lease Provisions and the specific provisions of this Lease, the specific provisions of this Lease shall prevail.

         21.23. NO MERGER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, or a termination by Landlord, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subtenancies.

         21.24. JOINT AND SEVERAL OBLIGATIONS. If more than one person or entity is Tenant, the obligations imposed on each such person or entity shall be joint and several.

         21.25. NO LIGHT OR AIR EASEMENT. Any diminution or shutting off of light or air by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease, abate Rent or otherwise impose any liability on Landlord. This Lease does not confer any right with regard to the subsurface below the ground level of the Building.

         21.26. SECURITY MEASURES. Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Project. Tenant assumes all responsibility for the protection of Tenant, Tenant's Agents and the property of Tenant and of Tenant's Agents from acts of third parties. Nothing herein contained shall prevent Landlord, at Landlord's sole option, from providing security protection for the Project or any part thereof, in which event the cost thereof shall be included within the definition of Project Costs and paid by Tenant in the manner set forth in Section 7.1.

         THIS LEASE is effective as of the date the last signatory necessary to execute this Lease shall have executed this Lease.

                                "LANDLORD"

                                SUPERIOR INVESTMENT COMPANY, L.P., a California limited partnership

                                By: Western Fidelity Investment Corporation, a California corporation, General Partner


                                By:  /s/ Grant R. Marcus
                                     Grant R. Marcus, President



ADDRESS FOR NOTICES PRIOR TO COMMENCEMENT DATE:

                                "TENANT"

                                INFINITE GRAPHICS INCORPORATED,
                                a Minnesota corporation

4621 East Lake Street
Minneapolis, MN  55406
                                By:    /s/ Clifford Stritch, CEO

                                Name:  Clifford Stritch
                                       ---------------------------------------
                                Title: CEO
                                       ---------------------------------------
                                By:
                                       ---------------------------------------
                                Name:
                                       ---------------------------------------
                                Title:
                                       ---------------------------------------



[INSERT


                  If Tenant desires to store or use any Hazardous Materials in connection with its Permitted Use of the Premises, then prior to the execution of this Lease, Tenant shall complete, execute and deliver to Landlord an Environmental Questionnaire and Disclosure Statement (the "Environmental Questionnaire") in the form of EXHIBIT H, and Tenant shall certify to Landlord all information contained in the Environmental Questionnaire as true and correct to the best of Tenant's knowledge and belief. The completed Environmental Questionnaire shall be deemed incorporated into this Lease for all purposes, and Landlord shall be entitled to rely fully on the information contained therein. On each anniversary of the Commencement Date (each such date is hereinafter referred to as a "Disclosure Date"), until and including the first Disclosure Date occurring after the expiration or sooner termination of this Lease, Tenant shall disclose to Landlord in writing the names and amounts of all Hazardous Materials, or any combination thereof, which were stored, generated, used or disposed of on, under or about the Premises for the twelve-month period prior to each Disclosure Date, and which Tenant intends to store, generate, use or dispose of on, under or about the Premises through the next Disclosure Date. To the extent Landlord consents to any use or storage of Hazardous Materials by Tenant, the same shall be subject to all of the terms, conditions, requirements and indemnities contained in this Lease.

                  If the presence of any Hazardous Materials on, under or about the Premises or the Project caused or permitted by Tenant or Tenant's Agents results in (i) injury to any person, (ii) injury to or contamination of the Premises or the Project, or (iii) injury to or contamination of any real or personal property wherever situated, Tenant, at its sole cost and expense, shall promptly take all actions necessary to return the Premises and the Project to the condition existing prior to the introduction of such Hazardous Materials to the Premises and the Project and to remedy or repair any such injury or contamination. Without limiting any other rights or remedies of Landlord under this Lease, Tenant shall pay the cost of any cleanup work performed on, under or about the Premises, the Building and the Project as required by this Lease or any Applicable Laws in connection with the removal, disposal, neutralization or other treatment of such Hazardous Materials caused or permitted by Tenant or Tenant's Agents. If Landlord has reason to believe that Tenant or Tenant's Agents may have caused or permitted the release of a Hazardous Material on, under, from or about the Premises, then Landlord may require Tenant, at Tenant's sole cost and expense, to conduct monitoring activities on or about the Premises satisfactory to Landlord, in its sole and absolute judgment, concerning such release of Hazardous Materials on, under, from or about the Premises. Notwithstanding anything in the foregoing, Tenant shall not, without Landlord's prior written consent, take any remedial action in response to the presence of any Hazardous Materials on, under or about the Premises, or enter into any settlement agreement, consent decree or other compromise with any governmental agency with respect to any Hazardous Materials claims; provided, however, Landlord's prior written consent shall not be necessary in the event that the presence of Hazardous Materials on, under or about the Premises (i) poses an immediate threat to the health, safety or welfare of any individual or (ii) is of such a nature that an immediate remedial response is necessary and it is not possible to obtain Landlord's consent before taking such action.

                  Promptly upon the expiration or sooner termination of this Lease, Tenant shall represent to Landlord in writing that (i) Tenant has made a diligent effort to determine whether any Hazardous Materials are on, under or about the Premises as a result of any acts or omissions of Tenant or Tenant's Agents and (ii) no such Hazardous Materials exist on, under or about the Premises other than as specifically identified to Landlord by Tenant in writing. If Tenant discloses the existence of Hazardous Materials on, under or about the Premises, or if Landlord at any time discovers that Tenant or Tenant's Agents caused or permitted the release of a Hazardous Material on, under, from or about the Premises, Tenant shall, at Landlord's request, immediately prepare and submit to Landlord within thirty (30) days after such request a comprehensive plan, subject to Landlord's approval, specifying the actions to be taken by Tenant to return the Premises to the condition existing prior to the introduction of such Hazardous Materials. Upon Landlord's approval of such clean up plan, Tenant shall, at Tenant's sole cost and expense, without limitation on any rights and remedies of Landlord under this Lease or at law or in equity, immediately implement such plan and proceed to clean up such Hazardous Materials in accordance with all Applicable Laws and as required by such plan and this Lease.] [ADDED]



                                    EXHIBIT A
                             DESCRIPTION OF PREMISES

         This Exhibit is attached to and made a part of that certain Standard Form Lease dated September 1, 1995, by and between SUPERIOR INVESTMENT COMPANY, L.P., a California limited partnership, as "Landlord", and INFINITE GRAPHICS INCORPORATED, a Minnesota corporation, as "Tenant", for the Premises known as 17332 Von Karman Avenue, Suite 145, Irvine, California.

[Floor plan included in original lease. Unable to duplicate without using drawing tools. Total square footage of building is 31,024 of which Suite 145 occupies 3,418 square feet, and is one of eleven suites on the floor.] [ADDED]



                                    EXHIBIT B
                                PROJECT SITE PLAN

         This Exhibit is attached to and made a part of that certain Standard Form Lease dated September 1, 1995, by and between SUPERIOR INVESTMENT COMPANY, L.P., a California limited partnership, as "Landlord", and INFINITE GRAPHICS INCORPORATED, a Minnesota corporation, as "Tenant", for the Premises known as 17332 Von Karman Avenue, Suite 145, Irvine, California.

[Floor plan included in original lease. Unable to duplicate without using drawing tools. Total square footage of building is 31,024 of which Suite 145 occupies 3,418 square feet, and is one of eleven suites on the floor.] [ADDED]



                                    EXHIBIT C

                        LIMITED REFURBISHMENT OF PREMISES

         This Exhibit is attached to and made a part of that certain Standard Form Lease dated September 1, 1995, by and between SUPERIOR INVESTMENT COMPANY, L.P., a California limited partnership, as "Landlord", and INFINITE GRAPHICS INCORPORATED, a Minnesota corporation, as "Tenant", for the Premises known as 17332 Von Karman Avenue, Suite 145, Irvine, California.

         The capitalized terms used and not otherwise defined herein shall have the same definitions as set forth in the Lease. The provisions of this Exhibit shall supersede any inconsistent or conflicting provisions of the Lease.

         Prior to October 30, 1995, Landlord shall, at Landlord's sole cost and expense, separate the Premises from adjacent Suite 125 in such manner as Landlord deems prudent, utilizing Landlord's Project-standard materials, colors and design. Landlord shall have no other obligations to install any improvements to the Premises, and Tenant acknowledges and agrees that Tenant is accepting the Premises "as-is", other than as expressly set forth above.



                                    EXHIBIT E

                           ADJUSTMENTS TO MONTHLY RENT

                               (Fixed Adjustment)

         This Exhibit is attached to and made a part of that certain Standard Form Lease dated September 1, 1995, by and between SUPERIOR INVESTMENT COMPANY, L.P., a California limited partnership, as "Landlord", and INFINITE GRAPHICS INCORPORATED, a Minnesota corporation, as "Tenant", for the Premises known as 17332 Von Karman Avenue, Suite 145, Irvine, California.

         The capitalized terms used and not otherwise defined in this Exhibit shall have the same definitions as set forth in the Lease. The provisions of this Exhibit shall supersede any inconsistent or conflicting provisions of the Lease.

         The Monthly Rent shall be adjusted, as of the commencement of the dates set forth below, in accordance with the following schedule:

                   Months During Term           Monthly Rent
                   ------------------           ------------

                         1 - 12                   $2,700.00
                        13 - 24                   $2,808.00
                        25 - 36                   $2,920.00



                                    Exhibit G

                             RULES AND REGULATIONS S

1. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building or Project without the prior written consent of Landlord, which consent Landlord may withhold n its sole and absolute discretion. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.

2. If Landlord objects in writing to any curtains, blinds, shades, screens, or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Tenant shall immediately discontinue such use. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, stairways, elevators or escalators (if any) of the Project. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not open to the general public, but are open subject to reasonable regulations, to Tenant's business invitees. Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Project and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities. No tenant and no employee or invitee of any tenant shall go upon the road(s) of the Project.

4. The directory of the Building or Project will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

[5. All cleaning and janitorial services for the Project and the Premises shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Project for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. ] [DELETED]

6. Landlord will furnish Tenant, free of charge, with two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter existing locks or install any new additional locks or bolts on any door of the Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys to all doors which have been furnished to Tenant, and in the event of any loss of any keys so furnished, shall pay Landlord therefor.

7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

8. Freight elevator(s), if any, shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord, in its discretion, shall deem appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord. Tenant's initial move in and subsequent deliveries of bulky items, such as furniture, safes and similar items shall, unless otherwise agreed in writing by Landlord, be made during the house of 6:00 p.m. to 6:00 a.m. or on Saturday or Sunday. Deliveries during normal office hours shall be limited to normal office supplies and other small items. No deliveries shall be made which impede or interfere with other tenants or the operation of the Building.

9. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowable by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight, which platforms shall be provided at Tenant's expense. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devises sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

10. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals.

11. Tenant shall not use any method or heating or air conditioning other than that supplied by Landlord.

12. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall retain from attempting to adjust controls. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day.

13. Landlord reserves the night, exercisable without notice and without liability to Tenant, to change the name and street address of the Building.

14. Landlord reserves the right to exclude from the Building between the hours of [6 p.m.] [DELETED] [8 p.m.] [ADDED] and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building or has a pass or is properly identified. Tenant shall be responsible for all persons for whom it request passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, riots, riot, public excitement or other commotion by closing the doors or by other appropriate action.

15. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus and electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

16. Tenant shall not obtain for use on the Premises ice, drinking water, food, beverage, towel or other similar services or accept barbering or bootblacking service upon the Premises, except at such hours and under such regulations as may be fixed by Landlord.

17. The toilet rooms, toilets, urinals, wash bowels and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substances of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

18. Tenant shall not sell, or permit the sale at retail of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Project. Tenant shall not use the Premises for any business or activity other than that specifically provided for in this Lease.

19. Tenant shall not install any radio or television antenna, loudspeaker or other devices on the roof(s) or exterior walls of the Building or Project. Tenant shall not interfere with radio or television broadcasting or reception from or in the Project or elsewhere.

20. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except in accordance with the provisions of the Lease pertaining to alterations. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

21. Tenant shall not install, maintain or operate upon the Premises any vending machines without the written consent of Landlord.

22. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Project are prohibited, and Tenant shall cooperate to prevent such activities.

23. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

24. Tenant shall store all its trash and garbage within its Premises or in other facilities provided by Landlord. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

25. The Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises by used for any improper, immoral or objectional purposes. No cooking shall be done or permitted on the Premises without Landlord's consent, except the use of Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, and the use of a microwave oven for employees use shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

26. Tenant shall not use in any space or in the public halls of the Project any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building or Project.

27. Without the written consent to Landlord, Tenant shall not use the name of the Building or Project in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

28. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

29. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

30. To the extent Landlord reasonably deems it necessary to exercise exclusive control over any portions of the Common Areas for the mutual benefit of the tenants in the Project, Landlord may do so subject to non-discriminatory additional Rules and Regulations.

31. Tenants requirements will be attended to only upon appropriate application to the Project management office by an authorized individual. Employee or Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

32. Landlord may wave any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be constructed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the Tenants of the Project.

33. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease.

34. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Project and for the preservation of good order thereon. Tenant agrees to abide by all such Rules and Regulations herein above stated and any additional rules and regulations which are adopted.

35. Tenant shall be reasonable for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.



                                    EXHIBIT H

              ENVIRONMENTAL QUESTIONNAIRE AND DISCLOSURE STATEMENT

     The purpose of this form is to obtain information regarding the use of hazardous substances on the premises. Prospective tenants should answer the questions in light of their proposed operations on the premises. Existing tenants should answer the questions as they relate to on-going operations on the premises and should update any information previously submitted. If additional space is needed to answer the questions, you may attach separate sheets of paper to this form.

     Your cooperation in this matter is appreciated. Any questions should be directed to and when completed, the form should be mailed to:

- ---------------------------------------------------

- ---------------------------------------------------

- ---------------------------------------------------

Attn:
      ---------------------------------------------
Phone:  (     )
        -------------------------------------------


1.   GENERAL INFORMATION
     Name of Responding Company:   Infinite Graphics Incorporated
     Check the Applicable Status:
     Prospective Tenant            Existing Tenant X

     Mailing Address:             4611 E. Lake Street, Minneapolis, MN 55406
     Contact Person and Title:    Clifford F. Stritch, CEO
     Telephone Number:            (612) 728-1323
     Address of Leased Premises:  17332 Von Karman, Irvine, CA
     Length of Lease Term:
                           ----------------------------------
     Describe the proposed operations to take place on the property, including principal products manufactured or services to be conducted. Existing tenants should describe any proposed changes to on-going operations.

              ---------------------------------------------------

              ---------------------------------------------------

              ---------------------------------------------------

2.   STORAGE OF HAZARDOUS MATERIALS

     2.1 Will any hazardous materials be used or stored on-site?
         Wastes                             Yes  X                   No
         Chemical Products                  Yes  X                   No

     2.2 Attach the list of any hazardous materials to be used or stored, the quantities that will be on-site at any given time, and the location and method of storage (e.g.., 55 gallon drums on concrete pad).

3.   STORAGE TANKS & SLUMPS
     3.1 Is any above or below ground storage of gasoline, diesel, or other hazardous substances in tanks on sumps proposed or currently conducted on the premises?
         Yes  X                        No

         If yes, describe the materials to be stored, and the type, size and construction of the sump or tank. Attach copes of any permits obtained for the storage of such substances.

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

     3.2 Have any of the tanks or sumps been inspected or tested for leakage?
         Yes                                No  X

     3.3 Have any spills or leaks occurred from such tanks or sumps?
         Yes                                No  X  not since 9/15/95
         If so, describe.

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

     3.4 Were any regulatory agencies notified of the spill or leak?
         Yes                                No

         If so, attach copies of any spill reports filed, any clearance letters or other correspondence from regulatory agencies relating to the spill or leak.

     3.5 Have any underground storage tanks or sumps been taken out of service or removed?
         Yes                                No X

         If yes, attach copies of any closure permits and clearance obtained from regulatory agencies relating to closure and removal of such tanks.

4.   SPILLS

     4.1 During the past year, have any spills occurred on the premises?
         Yes                                No      Unknown; not since 9/15/96

         If so, please describe the spill and attach the results of any leasing conducted to determine the extent of such spills.

         ----------------------------------------------------------------------

     4.2 Were any agencies notified in connection with such spills?
         Yes                                No

         If so, attach copies of any spill reports or other correspondence with regulatory agencies.

     4.3 Were any clean-up actions undertaken in connection with the spills?
         Yes                                No

         If so, briefly describe the actions taken. Attach copies of any clearance letters obtained from any regulatory agencies involved and the results of any final soil or groundwater sampling done upon completion of the clean-up work.

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

5.   WASTE MANAGEMENT
     5.1 Has your company been issued an EPA Hazardous Waste Generator ID
         Number?
         Yes                                No  X

     5.2 Has your company filed a biennial report as a hazardous waste generator?
         Yes                                No  X

     5.3 Attach the list of the hazardous waste, if any, generated or to be generated at the premises, its hazard class and the quantity generated on a monthly basis.

     5.4 Describe the method(s) of disposal for each waste. Indicate where and how often disposal will take place.
         Disposal subcontracted to Inter Met (714/283-2040)
         ----------------------------------------------------------------------

     5.5 Indicate the name of the person(s) responsible for maintaining copies of hazardous waste manifests completed for off-site shipments of hazardous waste.
         Inter Met
         ----------------------------------------------------------------------

     5.6 Is any treatment or processing of hazardous wastes currently conducted or proposed to be conducted at the premises:
         Yes  X                             No
         If yes, please describe any existing or proposed treatment methods.
         ----------------------------------------------------------------------

         Plotting out of silver and capture by Kodak filters.
         ----------------------------------------------------------------------

     5.7 Attach copies of any hazardous waste permits or licenses issued to your company with respect to its operations on the premises.

6.   WASTEWATER TREATMENT/DISCHARGE
     6.1 Do you discharge wastewater to:
                  storm drain?                   X   sewer?
        ---------                          ---------
                  surface water?                     no industrial discharge?
        ---------                          ---------

     6.2 Is your wastewater treated before discharge?
         Yes                                No  X

     6.3 Attach copies of any wastewater discharge permits issued to your company with respect to its operations on the premises.

7.   AIR DISCHARGES
     7.1 Do you have any air filtration systems or stacks that discharge into the air?
         Yes                                No

     7.2 Do you operate any of the following types of equipment, or any other equipment requiring an air emissions permit?
                  Spray booth
         --------
                  Dip tank
         --------
                  Drying oven
         --------
                  Incinerator
         --------
                  Other (Please Describe)
         --------
               X  No Equipment Requiring Air Permits
         --------

     7.3 Are air emissions from your operations monitored?
         Yes      No   X
         If so, indicate the frequency of monitoring and a description of the monitoring results.

         ----------------------------------------------------------------------

     7.4 Attach copies of any air emissions permits pertaining to your operations on the premises.

8.   HAZARDOUS MATERIALS DISCLOSURES
     8.1 Does your company handle hazardous materials in a quantity equal to or exceeding an aggregate of 500 pounds, 55 galls, or 200 cubic feet?
         Yes                                No  X

     8.2 Has your company prepared a hazardous materials management plan ("business plan") pursuant to Orange County Fire Department requirements?
         Yes                                No  X
         If so, attach a copy of the business plan.

     8.3 Are any of the chemicals used in your operations regulated under Proposition 65?
         Yes      ?                         No
         If so, describe the actions taken, or proposed actions to be taken, to comply with Proposition 65 requirements.

         ----------------------------------------------------------------------

     8.4 Describe the procedures followed to comply with OSHA Hazard Communication Standard requirements.
         OSHA training and annual review
                                        ---------------------------------------
         ----------------------------------------------------------------------

9.   ENFORCEMENT ACTIONS, COMPLAINTS
     9.1 Has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees?
         Yes                                No  X
         If so, describe the actions and any continuing compliance obligations imposed as a result of these actions.

         ----------------------------------------------------------------------

     9.2 Has your company ever received requests for information, notice or demand letters, or any other inquiries regarding its operations?
         Yes                                No  X

     9.3 Have there ever been, or are there not pending, any lawsuits against the company regarding any environmental or health and safety concerns?
         Yes                                No  X

     9.4 Has an environmental audit ever been conducted at your company's current facility?
         Yes                                No  X
         If so, discuss the results of the audit.

         ----------------------------------------------------------------------

     9.5 Have there been any problems or complaints from neighbors at the company's current facility?
         Yes                                No  X


         Infinite Graphics Incorporated
         ---------------------------------------
         Company

By:      /s/ Clifford F. Stritch
             -----------------------------------
         Title:  CEO
                 -------------------------------
         Date:  10/26/95
                --------------------------------



              Environmental Questionnaire and Disclosure Statement

                                   Attachment


2.2  Hazardous Material

     Photographic Fixer                 Various sizes of manufacturer supplied
                                        containers; maximum volume 50 gallons

     Misc Photographic Developer        Various sizes of manufacturer supplied
                                        containers; maximum volume 50 gallons



                                    EXHIBIT I

                             LANDLORD'S DISCLOSURES

         This Exhibit is attached to and made a part of that certain Standard Form Lease dated September 1, 1995, by and between SUPERIOR INVESTMENT COMPANY, L.P., a California limited partnership, as "Landlord", and INFINITE GRAPHICS INCORPORATED, a Minnesota corporation, as "Tenant", for the Premises known as 17332 Von Karman Avenue, Suite 145, Irvine, California.

         The capitalized terms used and not otherwise defined herein shall have the same definitions as set forth in the Lease. The provisions of this Exhibit shall supersede any inconsistent or conflicting provisions of this Lease.

                  1. None, to the current actual knowledge of Landlord at this time.



                                    EXHIBIT J

                                  SIGN CRITERIA

         This Exhibit is attached to and made a part of that certain Standard Form Lease dated September 1, 1995, by and between SUPERIOR INVESTMENT COMPANY, L.P., a California limited partnership, as "Landlord", and INFINITE GRAPHICS INCORPORATED, a Minnesota corporation, as "Tenant", for the Premises known as 17332 Von Karman Avenue, Suite 145, Irvine, California. The capitalized terms used and not otherwise defined herein shall have the same definitions as set forth in the Lease. The provisions of this Exhibit shall supersede any inconsistent or conflicting provisions of this Lease.

                                  SEE ATTACHED